UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2016

DOCASA, INC. (f/k/a FWF Holdings, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	333-199583	41-1305387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Roselle Road, Suite 800, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 250-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Interpretation: As used in this Current Report on Form 8-K/A, unless otherwise stated, all references to “DOCASA,” “Company,” “we,” “our” and “us” refer to DOCASA, Inc.

DOCASA was incorporated in the State of Nevada on July 22, 2014, under the name of FWF Holdings, Inc. The Company changed its name on August 4, 2016. The Company was originally engaged in the business of commercial production and distribution of hot sauce. On August 4, 2016, the Company changed its year end from July 31 to August 31.

On July 8, 2016, the Company experienced a change in control. Atlantik LP (“Atlantik”), a related party, acquired a majority of the issued and outstanding common stock of the Company in accordance with stock purchase agreements by and between Atlantik and Nami Shams (“Seller”). On the closing date, July 8, 2016, pursuant to the terms of the Stock Purchase Agreement, Atlantik purchased from the Seller 115,000,000 shares of the Company’s outstanding restricted common stock for $200,000, representing 75.8% of the total issued and outstanding at that time.

To add to the line of hot sauce products, the Company has determined to broaden its products and to enter into the coffee industry. On September 1, 2016, the Company acquired Department of Coffee and Social Affairs Limited (“DEPT-UK”), a United Kingdom corporation. DEPT-UK was incorporated on August 12, 2009. The acquisition of 99.8% of DEPT-UK from Stefan Allesch-Taylor (“Allesch-Taylor”) was through a stock exchange whereas the Company is obligated to issue Allesch-Taylor 170,000,000 shares of restricted common stock. The acquisition required 110,000,000 shares of DOCASA to be issued to Allesch-Taylor and, at a date to be determined by the Board of Directors, but no later than August 31, 2017, the remaining 60,000,000 shares are to be issued to Allesch-Taylor.

On September 1, 2016, the Company acquired 115,000,000 shares of the Company’s common stock from Atlantik in exchange for a promissory note for $320,000 (the “Stock Acquisition”). As a result of the Stock Acquisition and the subsequent issuance to Allesch-Taylor, Allesch-Taylor, the Chairman of the Company, became the holder of the majority of the issued and outstanding stock of the Company whereas his ownership controls 74.9% of the outstanding common stock of the Company.

Because we have adopted the business of DEPT-UK, all references in this report to “DEPT-UK,” the “Company,” “we,” “us,” “our” and similar terms refer collectively to DOCASA and DEPT-UK. Additionally, the consolidated financial statements in this report include the accounts of DEPT-UK, for which we are the primary beneficiary. All inter-company accounts and transactions have been eliminated in consolidation.

FORM 10 INFORMATION DISCLOSURE

As disclosed in this report, on September 1, 2016, we acquired DEPT-UK, a UK private company, in the specialty coffee industry, specifically company-operated stores. The Company will generate revenue through sales at eleven existing and four currently under construction company-operated stores in the United Kingdom. Our objective is to be recognized as one of the upper tier specialty coffee retail operations. Similar to leading operators, we sell our proprietary coffee and related products, and complementary food and snacks.

The acquisition of assets was a material transaction to our existing operations.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of DEPT-UK except that information relating to periods prior to the date of the acquisition of DEPT-UK only relate to DOCASA, Inc., unless otherwise specifically indicated.

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ACCOUNTING TREATMENT

For financial reporting purposes, the Share Exchange represents a "reverse merger" rather than a business combination and Private Company is deemed to be the accounting acquirer in the transaction. The Share Exchange is being accounted for as a reverse-merger and recapitalization. Private Company is the acquirer for financial reporting purposes and the Public Company (DOCASA, Inc., f/k/a FWF Holdings, Inc.) is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Share Exchange will be those of the Private Company and will be recorded at the historical cost basis of the Private Company, and the financial statements after completion of the Share Exchange will include the assets and liabilities of the Public Company and the Private Company, and the historical operations of Private Company and operations of both companies from the closing date of the Share Exchange.

On August 4, 2016, the Company filed to change its fiscal year from July 31 to August 31.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A contains forward-looking statements. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, marketability of our products; legal and regulatory risks associated with the share exchange our ability to raise additional capital to finance our activities; the effectiveness, profitability and; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), or otherwise.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

OVERVIEW

DEPARTMENT-UK was incorporated in 2009 and registered under the Laws of England & Wales. The Company was founded by Stefan Allesch-Taylor CBE. Mr. Allesch-Taylor, is a London-based financier, philanthropist and company chairman with over 25 years’ specialist experience of business startups, turnarounds and public companies.

Department of Coffee and Social Affairs Limited is an award-winning specialty coffee company that serves premium single origin coffee to the United Kingdom’s (“UK”) discerning coffee drinkers. Our coffee is ethically sourced, roasted to a high standard, handcrafted by highly trained baristas and sold alongside a selection of premium teas, quality foods and coffee related retail products through our company-operated stores.

Department of Coffee and Social Affairs served its first coffee in December 2010 and currently serves over 1,000,000 coffees per year. As of November 17, 2016, Department of Coffee and Social Affairs has eleven existing and four currently under construction, company-operated stores in the UK, 35 in a nationwide pipeline and is seeking to rapidly grow to become the UK’s first truly nationwide specialty coffee company.

Department of Coffee and Social Affairs is an award-winning and recognized leader in the UK specialty coffee market. It is our objective to continue this ongoing success through the implementation of a strategic roll-out of further shops in London and other UK cities and towns. Department of Coffee and Social Affairs will increase its consumers by providing access to specialty coffee through the traditional store model, across new categories and through diverse channels.

We maintain our executive offices for our consolidated operations at 1901 North Roselle Road, Suite 800, Schaumburg, Illinois 60195, which serves our hot sauce operations and the coffee operations. Our telephone number is (630) 250-2709.

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Company Operated Stores

Department of Coffee and Social Affairs operated stores are normally located in high foot traffic areas within close proximity to UK retail areas, transport stations, office buildings and university campuses. Due to our ‘no two shop looks alike policy,’ we are able to turn unusual spaces into prime retail coffee locations.

DEPARTMENT OF COFFEE AND SOCIAL AFFAIRS
CARNABY STREET

PICCADILLY

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Our shops offer a range of coffee beans exclusive to Department of Coffee and Social Affairs. These beans are used to craft a selection of single origin espresso based coffees and filter coffee options. In addition to our core coffee menu, we offer Canton Tea (www.cantonteaco.com), a premium supplier of loose leaf and tea pyramids in the UK, cold pressed juices by MOJU® (www.mojudrinks.com), Karma Cola© (www.karmacola.co.uk) soft drink range and Thirsty Planet (www.thirstyplanet.net) bottled water. It is our goal to have unique high quality beverages that are served alongside our speciality coffee.

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Department of Coffee and Social Affairs stores also offer an assortment of artisan cakes, pastries, sandwiches, savoury foods and gluten free and health focused food ranges. Our food menu is selected to complement our single origin coffees; we only source high quality ingredients and flavours. A selection of home coffee making equipment, accessories and roasted coffee beans are sold in our stores.

Additional Revenue Segments

Roasted Coffee Beans

Apple Spice Muffin £3.60
Luxurious lemon & poppy seed muffins. £3.60

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To serve single origin coffee requires a sourcing chain that extends from the farm and workers, to picking and packaging, screening and grading, brokerage, shipping, roasting and – finally – coffee making. By working closely with our partners, we are able to bring some of the best coffees in the world to our customers. The grades of coffee we buy can only be produced by farmers who have a passion for their crop and are skilled in agribusiness. Because we buy from specific producers, we expect distinct and definable flavors and we want those to be complementary – or to collide in an interesting way. We encourage our customers to try as many coffees as possible to learn which types of flavor they enjoy. There are flavors that suit certain times, moods, foods and occasions. Our selection of single origin coffee beans are exclusive to Department of Coffee and Social Affairs and are only available in our stores and on our website.

Home Barista

Our stores offer a range of home coffee brewing equipment and coffee accessories. We also offer a variety of Coffee School courses each week where customers learn the science and craft of espresso and home brewing techniques, customers enroll and pay via our website and courses are conducted after normal business hours in our various store locations. We want to be able to provide our customers with a specialty coffee drinking experience at home. Coffee School is also becoming an increasingly popular corporate event for companies looking to provide a different group experience for their staff and clients.

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Online Store

Our online store sells coffee beans, coffee subscriptions, coffee machines, coffee making equipment, reusable branded travel coffee cups, coffee schools and gift cards. Our online store ships to the entire European Union allowing us access to different European markets.

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Customers

Our customer base is widespread with people from various backgrounds frequenting our shops. Due to the growth of the specialty coffee market and the rise of the conscious consumer, our customer base demands a high quality product that is ethically sourced and produced. Coffee is an industry with no clear demographic, spanning all age groups and affluence and is a product that spans every corner of the UK.

Sales Targets

Our target customer market is the United Kingdom’s coffee drinkers. As more consumers become interested in coffee and move towards the higher-end of the specialty coffee spectrum, our target market increases. We aim to educate consumers about the difference between specialty grade coffee and below standard grade coffee and, through this, we assist in raising their coffee expectations. In addition to serving specialty coffee, we offer our range of high-end teas to attract tea drinkers who also have high expectations of their tea providers enabling us to reach an even broader market.

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Social Impact

We are committed to being a socially impactful company in the communities we work in and in certain places around the world that need positive change. Our Social Impact strategy is an important element of our overall business strategy. We believe through our Social Impact Strategy our stakeholders benefit, including employees, partners, customers, suppliers, shareholders and others.

Pump
Aid

DEPARTMENT
WATER IS THE KEY TO LIFE
TEXT "KEY" TO 70500
TO DONATE £5
Pump
Aid
Beyond
Water

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ABOUT THE UK COFFEE MARKET

After 17 years of considerable growth, the coffee shop sector continues to be one of the most successful and resilient in the UK economy. In the past five years, the United Kingdom coffee shop market has seen substantial growth with the annual size of the coffee market currently exceeding £7.9 billion (approximately US$12.2 billion) in 2015. Over 2.2 billion cups of coffee were consumed in the UK in 2015, with the independent and specialty companies making up 30% of the UK coffee shop market. The UK coffee shop market will continue to grow with the market forecasted to exceed £15 billion (approximately US$18.7 billion) per annum by 2025 (source: Allegra Strategies, World Coffee Portal, Project Café 2016 UK Report).

Additional facts about the UK coffee market:

•	One the most successful sectors in the UK economy, even seeing growth after the UK Brexit.
•	The specialty coffee segment can expect a 13% year-on-year growth, outpacing the total coffee market which is forecasted to see 10% year-on-year growth to 2020
•	Estimated 20,728 outlets in 2016
•	68% of consumers state that quality is more important than convenience when choosing where to buy their coffee
•	61% of consumers would pay more for coffee made with beans from an independent roaster

•	Compared to 2014, daily visits to coffee shops have increased and 16% of coffee shop visitors frequented a coffee shop at least once a day in 2015 compared with 14% in 2014.
•	2.2 billion cups of coffee currently consumed per year in coffee shops.
•	The specialty roasted coffee market is c. 5,830 tonnes per annum and it is predicted to reach 10,740 tonnes by 2020.
•	Consumers are becoming increasingly knowledgeable about coffee and brewing at home is on the rise, with 7% of consumers now having a range of third wave equipment (V60, Aeropress, Chemex etc.) compared with 2% in 2014.

(Data obtained from reports and other information compiled by Allegra Strategies, World Coffee Portal.)

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FUTURE OF THE UK COFFEE MARKET

According to Allegra Consulting, “The future coffee shop marketplace will be shaped by increasing consumer participation and desire for premium quality coffee anywhere at any time, which will drive improved coffee offers across a broader set of channels. UK consumers will become even more informed about the subtleties of coffee preparation and delivery from bean to cup, in particular origin and roast, as well as the importance of milk foaming and water quality.” (Source: Allegra Strategies, World Coffee Portal, Project Café 2016 UK Report) With the growing demand for quality specialty coffee in the UK, we believe our growth strategy to become the first truly nationwide specialty coffee chain is well timed to meet this growing demand.

COMPETITION AND COMPETITVE EDGE

The UK coffee shop market is made up of branded coffee-focused and food-focused chains, independent specialty shops and chains and non-specialist including supermarket cafes, department store cafes, retail shops with cafes, pubs, hotels, motorway service stations, forecourts and fast food outlets. Certain branded coffee-focused chains currently have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources than we do, however their ability to deliver specialty quality coffee is limited. According to Allegra Strategies, the specialty coffee segment can expect a 13% year-over-year growth, outpacing the total coffee market, which is forecasted to see 10% year-on-year growth per annum to 2020. Our competitive edge is our focus and ability to deliver consistent quality coffee to consumers. This is done through the hiring and training of highly skilled baristas, sourcing only the highest-grade single origin green coffee available and working with experts in the specialty coffee industry to continually innovate the way we make and talk about coffee.

Unlike other independent and specialty shops and chains in the UK who have shifted their proposition towards being more closely identified to a restaurant than a coffee shop, we have continued to focus predominately on coffee and in perfecting our craft. In doing so, our customer base understands our quality proposition and it enables us to create a differentiator with prospective landlords specifically seeking a quality coffee shop offering for premium locations rather than a restaurant offering.

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Many of our competitors have a formulaic approach to site design and layout whereas our commitment is to ensure that no two shop designs will ever look alike because we always seek to be ‘the’ local coffee shop. We look for design and material originality that reflects the location wherever the shop is and that the unique design reflects the local community the shops are operating in is a part of our brand positioning. This is one of our unique selling points. According to Allegra Strategies, “Coffee shops are playing an increasingly important role in the UK, enhancing the social vibrancy of a community and contributing significantly to employment and the economy. The third wave/specialty coffee has raised consumer expectations about coffee quality and store design.” (Source: Allegra Strategies, World Coffee Portal, Project Café 2016 UK Report)

The ‘Social Affairs’ part of our name alludes to our desire to be a socially impactful company locally, nationally and internationally, consumers in the UK and elsewhere are holding their choice brands to an increasingly higher standard of social awareness and impact. We see our increasing social impact as both good business and a wholly responsible way of being part of a broader community. We see the benefit of nurturing and maintaining this culture in our Company every day.

INTELLECTUAL PROPERTY

Website

We assert common law copyright in the contents of our web sites for our coffee operations (www.docasainc.com and www.departmentofcoffee.com), and common law trademark rights in our business name and related product labels. We have not registered for the protection of all of our copyrights, trademarks, patents or designs, although we may do so in the future as we deem necessary to protect our business.

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Trademarks

We have registered or filed for registration for our coffee operations in Great Britain and Northern Ireland with the Trade Marks Registry for the following copyrights and trademarks: “Department of Coffee and Social Affairs,” “Coffeesmiths,” and “Elixir Espresso.”

REPORTS TO SECURITY HOLDERS

We intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year. We file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission in order to meet our timely and continuous disclosure requirements. We may also file additional documents with the Commission if they become necessary in the course of our company's operations.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

GOVERNMENT REGULATIONS

As we sell beverages and food for our coffee operations, we adhere to all necessary environmental health regulations set by the United Kingdom government. We believe that we are and will continue to be in compliance in all-material respects with applicable statutes and the regulations passed in the United Kingdom. There are no current orders or directions relating to our company with respect to the foregoing laws and regulations.

ENVIRONMENTAL REGULATIONS

We do not believe that we are or will become subject to any environmental laws or regulations of the United Kingdom for our coffee operations. While our intended products and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our products or potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products or services, which could have a material adverse effect on our results of operations.

EMPLOYEES

Currently, our coffee operations has 70 employees, of which 13 are salaried and 57 are hourly (46 are full time and 11 are part time). We have entered into employment and consulting agreements with Ashley Lopez and Kazi Shahid, respectively. There are no other agreements with other directors and/or officers. Our directors, executive officers and certain contracted individuals play an important role in our business. We expect growth in the number of employees over the next twelve-month period due to the projected expansion into more store fronts. We do and will intend to outsource contract employment as needed until such time as we require and our able to sustain the employment of dedicated employees.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

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RISKS RELATED TO OUR OVERALL BUSINESS OPERATIONS

OUR COFFEE BUSINESS HAS A LIMITED OPERATING HISTORY AND EXPECT TO INCUR SIGNIFICANT LOSSES.

Our operational subsidiary, Department of Coffee and Social Affairs Limited (“DEPT-UK”) was formed in 2009. DEPT-UK opened its first store in December 2010 and has generated growing revenues since our inception. The reverse merger with DOCASA, Inc. on September 1, 2016. For our years ended August 31, 2016 and 2015, we experienced net losses of $34,311 and $(243,742), respectively. We used cash in operating activities of $173,902 and $517,908 for the years ended August 31, 2016 and 2015, respectively. As of August 31, 2016, we had an accumulated deficit of $1,402,157. In addition, DEPT-UK could incur additional losses in the foreseeable future, and there can be no assurance that we will ever achieve profitability. Our future viability, profitability and growth depend upon our ability to successfully operate, expand our operations and obtain additional capital. There can be no assurance that any of our efforts will prove successful or that we will not continue to incur operating losses in the future.

WE DO NOT HAVE SUBSTANTIAL CASH RESOURCES AND IF WE CANNOT RAISE ADDITIONAL FUNDS OR GENERATE MORE REVENUES, WE WILL NOTE BE ABLE TO PAY OUR VENDORS AND WILL PROBABLY NOT BE ABLE TO CONTINUE AS A GOING CONCERN.

As of August 31, 2016, our available cash balance was $91,137. We will need to raise additional funds to pay outstanding vendor invoices and execute our business plan. Our future cash flows depend on our ability to wholesale our products to major retail and grocery chains. There can be no assurance that additional funds will be available when needed from any source or, if available, will be available on terms that are acceptable to us.

We may be required to pursue sources of additional capital through various means, including joint-venture projects and debt or equity financings. Future financings through equity investments will be dilutive to existing stockholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly-issued securities may include preferences, superior voting rights, the issuance of warrants or other convertible securities, which will have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and/or financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition and results of operations.

Our ability to obtain needed financing may be impaired by such factors as the weakness of capital markets and the fact that we have not been profitable, which could impact the availability or cost of future financings. If the amount of capital we are able to raise from financing activities, together with our revenues from operations, is not sufficient to satisfy our capital needs, even to the extent that we reduce our operations accordingly, we may be required to cease operations.

THERE IS DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN DUE TO OUR LACK OF OPERATIONS AND INSUFFICIENT CASH RESOURCES TO MEET OUR BUSINESS OBJECTIVES, ALL OF WHICH MEANS THAT WE MAY NOT BE ABLE TO CONTINUE OPERATIONS.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements dated August 31, 2016, with respect to their doubt about our ability to continue as a going concern. As discussed in Note 3 to our financial statements for August 31, 2016, discussed in the footnotes to the financial statements, we have generated limited revenue which raises substantial doubt about its ability to continue as a going concern.

WE MAY NOT BE ABLE TO SECURE ADDITIONAL FINANCING TO MEET OUR FUTURE CAPITAL NEEDS.

We anticipate needing significant capital to conduct to expand our operations, distribution network and customer base. We may use capital more rapidly than anticipated and incur higher operating expenses than expected, and will be depend on external financing to satisfy our operating and capital needs. Any sustained weakness in the general economic conditions and/or financial markets in the United States or globally could adversely affect our ability to raise capital on favorable terms or at all. We may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we need such funding. If we do raise funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition and results of operations.

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OUR BUSINESS AND OPERATING RESULTS COULD BE HARMED IF WE FAIL TO MANAGE OUR GROWTH OR CHANGE.

Our business may experience periods of rapid change and/or growth that could place significant demands on our personnel and financial resources. To manage possible growth and change, we must locate and retain skilled sales people, marketers, management, and other personnel, and solicit and obtain adequate funds in a timely manner. If we fail to effectively manage our human or financial resources during the growth of our business, our business may fail which would cause you to lose your investment.

WE MAY NOT HAVE ACCESS TO THE PRODUCT SUPPLY NECESSARY TO SUPPORT OUR BUSINESS, WHICH COULD CAUSE DELAYS OR SUSPENSION OF OUR OPERATIONS.

Competitive demands for supply of products for all of our products in the hot sauce and coffee businesses could result in the disruption of planned sales and distribution activities. Because we will rely on third party manufacturers to produce the products that we intend to sell, we may experience difficulty in securing a reliable supply of quality products at a competitive price. Although we believe that we have secured a suitable supplier of quality products at a competitive price, if our product supply is compromised for any reason, we may have to suspend some or all of our operations, which could significantly harm our business.

ATTRACTION AND RETENTION OF QUALIFIED PERSONNEL IS NECESSARY TO IMPLEMENT AND CONDUCT OUR SALES AND MARKETING EFFORTS.

Our future success will depend largely upon the continued services of our Board members, executive officers, operational personnel, and other key personnel. Our success will also depend on our ability to continue to attract and retain qualified personnel with sales, marketing and distribution experience. Key personnel represent a significant asset for us, and the competition for qualified personnel is intense in the paper product industry.

We may have particular difficulty attracting and retaining key personnel in regards to the sales and marketing aspect of the Company. We do not have key-person life insurance coverage on any of our personnel. The loss of one or more of our key people or our inability to attract, retain and motivate other qualified personnel could negatively impact our ability to develop or to sustain our operations.

OUR PROFITABILITY DEPENDS, IN PART, ON OUR SUCCESS AND BRAND RECOGNITION, AND WE COULD LOSE OUR COMPETITIVE ADVANTAGE IF WE ARE NOT ABLE TO PROTECT OUR TRADEMARKS AGAINST INFRINGEMENT, AND ANY RELATED LITIGATION COULD BE TIME-CONSUMING AND COSTLY.

We believe our brand will gain substantial recognition by consumers and merchants in the United Kingdom. We have registered the following trademarks as filed with the Great Britain and Northern Ireland with the Trade Marks Registry: “Department of Coffee and Social Affairs,” “Coffeesmiths,” and “Elixir Espresso.” Use of our trademarks or similar trademarks by competitors in geographic areas in which we have not yet operated could adversely affect our ability to use or gain protection for our brand in those markets, which could weaken our brand and harm our business and competitive position. In addition, any litigation relating to protecting our intellectual property against infringement could be time-consuming and costly.

WE ARE EXPOSED TO RISKS ASSOCIATED WITH THE ONGOING FINANCIAL CRISIS AND WEAKENING GLOBAL ECONOMY, WHICH INCREASE THE UNCERTAINTY OF CONSUMERS PURCHASING PRODUCTS.

The recent severe tightening of the credit markets, turmoil in the financial markets, and weakening global economy are contributing to a decrease in consumer confidence. If these economic conditions are prolonged or deteriorate further, the market for our products will decrease accordingly.

RISKS ASSOCIATED WITH OUR COFFEE INDUSTRY

WE FACE SIGNIFICANT COMPETITION IN THE COFFEE INDUSTRY.

We intend to compete with other distributors in the coffee industry. Many of the companies with whom we intend to compete have greater financial resources, production capabilities, and distribution capacity than we do. These competitors may be able to benefit from greater economies of scale than our Company. In addition, they may be able to afford more products, innovations and related aspects of their products. This competition could result in competitors having products of greater quality and interest to prospective customers and investors, which could adversely impact on our ability to develop or sustain our operations.

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EXISTING REGULATIONS, AND CHANGES TO SUCH REGULATIONS, MAY PRESENT TECHNICAL, REGULATORY AND ECONOMIC BARRIERS TO THE USE OF OUR PRODUCTS, WHICH MAY SIGNIFICANTLY REDUCE DEMAND FOR OUR PRODUCTS.

Our products are subject to various regulatory and economic barriers, which could have an adverse effect on the Company.

OUR BUSINESS DEPENDS ON THE PRODUCTS OF OUR SUPPLIERS.

Many of our suppliers are considered to be stable companies with many years of experience in the industry. Its stability, or lack thereof, could create various issues related to our products. Other suppliers are viable alternatives.

OUR COMPANY IS PROJECTED TO EXPERIENCE RAPID GROWTH IN UNITED KINGDOM OPERATIONS, WHICH WILL PLACE SIGNIFICANT DEMANDS ON ITS MANAGEMENT, OPERATIONAL AND FINANCIAL INFRASTRUCTURE.

If the Company does not effectively manage its growth, the quality of its coffee products could suffer, which could negatively affect the Company's brand and operating results. To effectively manage this growth, the Company will need to continue to improve its operational, financial and management controls and its reporting systems and procedures. Failure to implement these improvements could hurt the Company's ability to manage its growth and financial position.

THE COMPANY TREATS ITS PROPRIETARY INFORMATION AS CONFIDENTIAL AND RELIES ON INTERNAL NONDISCLOSURE SAFEGUARDS AND ON LAWS PROTECTING TRADE SECRETS, ALL TO PROTECT ITS PROPRIETARY INFORMATION.

There can be no assurance that these measures will adequately protect the confidentiality of the Company's proprietary information or that others will not independently develop products or technology that are equivalent or superior to those of the Company. The Company's patents, trademarks, trade secrets, copyrights and/or other intellectual property rights are important assets to the Company. Various events outside of the Company's control pose a threat to its intellectual property rights as well as to the Company's products and services. Although the Company seeks to obtain patent protection for its systems, it is possible that the Company may not be able to protect some of these innovations. There is always the possibility, despite the Company's efforts, that the scope of the protection gained will be insufficient or that an issued patent may be deemed invalid or unenforceable.

RISKS RELATED TO OUR ORGANIZATION AND THE MARKET FOR OUR STOCK

WE ARE SUBJECT TO THE REPORTING REQUIREMENTS OF FEDERAL SECURITIES LAWS, WHICH CAN BE EXPENSIVE AND MAY DIVERT RESOURCES FROM OTHER PROJECTS, THUS IMPAIRING OUR ABILITY TO GROW.

We are a public reporting company and, accordingly, subject to the information and reporting requirements of the Exchange Act and other federal securities laws, including compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Merger) and furnishing audited reports to stockholders will cause our expenses to be higher than they would be if we remained privately held.

IF WE FAILTO ESTABLISH AND MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL, WE MAY NOT BE ABLE TO REPORT OUR FINANCIAL RESULTS ACCURAGELY OR TO PREVENT FRAUD. ANY INABILITY TO REPORT AND FILE OUR FINANCIAL RESULTS ACCURATELY AND TIMELY COULD HARM OUR REPUTATION AND ADVERSELY IMPACT THE TRADING PRICE OF OUR COMMON STOCK.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. In addition, if we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, then we may not be able to obtain the independent accountant certifications required by such act, which may preclude us from keeping our filings with the SEC current and may adversely affect any market for, and the liquidity of, our common stock.

19

THE MARKET PRICE OF OUR COMMON STOCK CAN BECOME VOLATILE, LEADING TO THE POSSIBILITY OF ITS VALUE BEING DEPRESSED AT A TIME WHEN YOU MAY WANT TO SELL YOUR HOLDINGS.

The market price of our common stock can become volatile. Numerous factors, many of which are beyond our control, may cause the market price of our common stock to fluctuate significantly. These factors include: our earnings releases, actual or anticipated changes in our earnings, fluctuations in our operating results or our failure to meet the expectations of financial market analysts and investors; changes in financial estimates by us or by any securities analysts who might cover our stock; speculation about our business in the press or the investment community; significant developments relating to our relationships with our customers or suppliers; stock market price and volume fluctuations of other publicly traded companies and, in particular, those that are in our industry; customer demand for our products; investor perceptions of our industry in general and our Company in particular; the operating and stock performance of comparable companies; general economic conditions and trends; announcements by us or our competitors of new products, significant acquisitions, strategic partnerships or divestitures; changes in accounting standards, policies, guidance, interpretation or principles; loss of external funding sources; sales of our common stock, including sales by our directors, officers or significant stockholders; and additions or departures of key personnel. Securities class action litigation is often instituted against companies following periods of volatility in their stock price. Should this type of litigation be instituted against us, it could result in substantial costs to us and divert our management's attention and resources.

Moreover, securities markets may from time to time experience significant price and volume fluctuations for reasons unrelated to the operating performance of particular companies. These market fluctuations may adversely affect the price of our common stock and other interests in our Company at a time when you want to sell your interest in us. We do not intend to pay dividends on shares of our common stock for the foreseeable future.

WE HAVE NEVER DECLARED OR PAID ANY CASH DIVIDENDS ON SHARES OF OUR COMMON STOCK.

We intend to retain any future earnings to fund the operation and expansion of our business and, therefore, we do not anticipate paying cash dividends on shares of our common stock in the foreseeable future.

WE MAY BE SUBJECT TO PENNY STOCK REGULATIONS AND RESTRICTIONS AND YOU MAY HAVE DIFFICULTY SELLING SHARES OF OUR COMMON STOCK.

The SEC has adopted regulations which generally define so-called "penny stocks" to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. If our common stock becomes a "penny stock," we may become subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and "accredited investors" (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by the Penny Stock Rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

WE ARE NOT LIKELY TO PAY CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

We intend to retain any future earnings for use in the operation and expansion of our business. We do not expect to pay any cash dividends in the foreseeable future but will review this policy as circumstances dictate. Should we decide in the future to do so, as a holding company, our ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries. In addition, our operating subsidiaries, from time to time, may be subject to restrictions on their ability to make distributions to us, including restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions.

OUR COMMON STOCK IS ILLIQUID AND SUBJECT TO PRICE VOLATILITY UNRELATED TO OUR OPERATIONS.

If a market for our common stock does develop, its market price could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting us or our competitors. In addition, the stock market itself is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

20

A LARGE NUMBER OF SHARES MAY BE ELIGIBLE FOR FUTURE SALE AND MAY DEPRESS OUR STOCK PRICE.

We may be required, under terms of future financing arrangements, to offer a large number of common shares to the public, or to register for sale by future private investors a large number of shares sold in private sales to them.

Sales of substantial amounts of common stock, or a perception that such sales could occur, and the existence of options or warrants to purchase shares of common stock at prices that may be below the then-current market price of our common stock, could adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities, either of which would decrease the value of any earlier investment in our common stock.

IF WE FAIL TO ESTABLISH AND MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL, WE MAY NOT BE ABLE TO REPORT OUR FINANCIAL RESULTS ACCURATELY OR TO PREVENT FRAUD. ANY INABILITY TO REPORT AND FILE OUR FINANCIAL RESULTS ACCURATELY AND TIMELY COULD HARM OUR REPUTATION AND ADVERSELY IMPACT THE TRADING PRICE OF OUR COMMON STOCK.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. In addition, if we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, then we may not be able to obtain the independent accountant certifications required by such act, which may preclude us from keeping our filings with the SEC current and may adversely affect any market for, and the liquidity of, our common stock.

PUBLIC COMPANY COMPLIANCE MAY MAKE IT MORE DIFFICULT FOR US TO ATTRACT AND RETAIN OFFICERS AND DIRECTORS.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public company, we expect these new rules and regulations to increase our compliance costs and to make certain activities more time consuming and costly. As a public company, we also expect that these new rules and regulations may make it more difficult and expensive for us to obtain director and officer liability insurance in the future and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers.

OUR STOCK PRICE MAY BE VOLATILE.

The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

•	changes in our industry;
•	competitive pricing pressures;
•	our ability to obtain working capital financing;
•	additions or departures of key personnel;
•	limited "public float" in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for our common stock;
•	sales of our common stock;
•	our ability to execute our business plan;
•	operating results that fall below expectations;
•	loss of any strategic relationship;
•	regulatory developments;
•	economic and other external factors; and
•	period-to-period fluctuations in our financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

21

OFFERS OR AVAILABILITY FOR SALE OF A SUBSTANTIAL NUMBER OF SHARES OF OUR COMMON STOCK MAY CAUSE THE PRICE OF OUR COMMON STOCK TO DECLINE.

If our stockholders sell substantial amounts of our common stock in the public market, or upon the expiration of any statutory holding period under Rule 144, or issued upon the exercise of outstanding options or warrants, it could create a circumstance commonly referred to as an "overhang" and in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult our ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

STEFAN ALLESCH-TAYLOR CBE, OUR CHAIRMAN, BENEFICIALLY OWNS A SUBSTANTIAL PORTION OF OUR OUTSTANDING COMMON STOCK, WHICH ENABLES HIM TO INFLUENCE MANY SIGNIFICANT CORPORATE ACTIONS AND IN CERTAIN CIRCUMSTANCES MAY PREVENT A CHANGE IN CONTROL THAT WOULD OTHERWISE BE BENEFICIAL TO OUR STOCKHOLDERS.

Stefan Allesch-Taylor CBE beneficially owns approximately 74.9% of our outstanding shares of common stock. As such, he has a substantial impact on matters requiring the vote of the stockholders, including the election of our directors and most of our corporate actions. This control could delay, defer, or prevent others from initiating a potential merger, takeover or other change in our control, even if these actions would benefit our stockholders and us. This control could adversely affect the voting and other rights of our other stockholders and could depress the market price of our common stock.

DESCRIPTION OF PROPERTY

We maintain our executive offices at 1901 North Roselle Road, Suite 800, Schaumburg, Illinois 60195. Our telephone number is (630) 250-2709. The office totals approximately 100 square feet in area and is leased at a cost of approximately $100 per month on a month-to-month term. The space is suitable for our current administrative needs, although we anticipate that we will require additional space in order to support the planned expansion of our workforce in sales, marketing and administration.

Our operations in the United Kingdom has a United Kingdom administrative office and 15 storefronts. Each location has a lease therefore various terms and conditions.

FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements including the notes thereto, appearing elsewhere in this report. The discussion of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future. All references to currency in this "Management's Discussion and Analysis of Financial Condition and Results of Operations" section are to U.S. dollars, unless otherwise noted.

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K/A and other written reports made from time to time by us that are not historical facts constitute so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. Forward-looking statements are likely to address our growth strategy, financial results and product and development programs, among other things. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. Such risks and uncertainties include but are not limited to those outlined in the section entitled "Risk Factors" and other risks detailed from time to time in our filings with the SEC or otherwise. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

22

Information regarding market and industry statistics contained in this Report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

REVENUE CLASSES

The Company has various revenue classes as follows: hot sauce sales, coffee and complementary food products, coffee school, and coffee services in our coffee business.

RESULTS OF OPERATIONS, LIQUIDITY AND CAPITAL RESOURCES

Results of Operations

Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation. We expect we will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities.

For the years ended August 31, 2016 and 2015

We had revenue of $3,869,517 and $3,718,959 for the years ended August 31, 2016 and 2015, respectively. The increase in 2016 of $150,558 (£304,558) was due to the opening of additional store offset by the foreign currency translation. The revenues, by revenue class, is as follows:

Revenues:
	2016	2015
Coffee and complementary food products	$3,397,899	$3,242,406
Coffee school	20,357	22,260
Management fees	451,261	454,293
Total	$3,869,517	$3,718,959

We had costs of revenue of $2,458,240 (£1,714,595) and $2,500,270 (£1,609,485) for the years ended August 31, 2016 and 2015, respectively. The increase was due to additional store offset by the foreign currency translation. The cost of revenues, by revenue class, is as follows:

Costs of revenues:
	2016	2015
Coffee and complementary food products	$2,306,286	$2,343,410
Coffee school	2,135	2,400
Management fees	149,819	154,460
Total	$2,458,240	$2,500,270

We had general and administrative expenses of $1,439,878 and $1,415,039 for the years ended August 31, 2016 and 2015, respectively. The decrease was primarily due to the foreign currency translation, the increase of professional fees, rent expense, and property taxes, offset by the reduction of rent expense.

We had net loss of $34,311 and net loss of $243,742 for the years ended August 31, 2016 and 2015, respectively.

Liquidity and Capital Resources

As of August 31, 2016, the Company had $91,137 in cash. We do not have sufficient resources to effectuate our business. We expect to incur a minimum of $50,000 in expenses during the next twelve months of operations. We estimate that these expenses will be comprised primarily of general expenses including overhead, legal and accounting fees.

Cash Flows from Operating Activities

We used cash in operations of $173,902 for the year ended August 31, 2016 compared to cash used in operations of $517,908 for the year ended August 31, 2015.

We used cash in investing activities of $186,443 and $350,712 for the years ended August 31, 2016 and 2015, respectively.

We had cash provided by financing activities of $370,227 and $837,516 for the years ended August 31, 2016 and 2015, respectively.

We will have to raise funds to pay for our expenses. We may have to borrow money from shareholders or issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional capital will be available to us. We currently have no arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources. Since we have no such arrangements or plans currently in effect, our inability to raise funds for our operations will have a severe negative impact on our ability to remain a viable company.

23

Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company had revenue of $3,718,959 and net losses of $243,742 for the year ended August 31, 2015 compared to revenue of $3,869,517 and net loss of $34,311 for the year ended August 31, 2016. The Company had working capital deficit, stockholders’ equity, and accumulated deficit of $63,784, $485,112 and $1,402,157, respectively, at August 31, 2016, and cash used in operations of $173,902 for the year ended August 31, 2016. These factors raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The Company is highly dependent on its ability to continue to obtain investment capital from future funding opportunities to fund the current and planned operating levels. The unaudited financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to bring in income generating activities and its ability to continue receiving investment capital from future funding opportunities. No assurance can be given that the Company will be successful in these efforts.

Plan of Operation and Funding

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities and/or the issuance of debt. Our working capital requirements are expected to increase in line with the growth of our business.

Existing working capital, further advances and debt instruments, and anticipated cash flow are expected to be adequate to fund our operations over the next three months. We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity and debt instruments. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) acquisition of inventory; (ii) developmental expenses associated with a start-up business; and (iii) marketing expenses. We intend to finance these expenses with further issuances of securities, and debt issuances. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations. We will have to raise additional funds in the next twelve months in order to sustain and expand our operations. We currently do not have a specific plan of how we will obtain such funding; however, we anticipate that additional funding will be in the form of equity financing from the sale of our common stock. We have and will continue to seek to obtain short-term loans from our directors, although no future arrangement for additional loans has been made. We do not have any agreements with our directors concerning these loans. We do not have any arrangements in place for any future equity financing.

Off Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our stockholders.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Such estimates and assumptions affect the reported amounts of revenues and expenses during the reporting period. We base our estimates on historical experiences and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions and conditions. We continue to monitor significant estimates made during the preparation of our financial statements. On an ongoing basis, we evaluate estimates and assumptions based upon historical experience and various other factors and circumstances. We believe our estimates and assumptions are reasonable in the circumstances; however, actual results may differ from these estimates under different future conditions.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

24

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash and loans the carrying amounts approximate fair value due to their short maturities.

We adopted accounting guidance for financial and non-financial assets and liabilities. The adoption did not have a material impact on our results of operations, financial position or liquidity. This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures. This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements. This guidance does not apply to measurements related to share-based payments. This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

Revenue Recognition and Cost of Goods Sold

The Company recognizes revenue on our products in accordance with ASC 605-10, “Revenue Recognition in Financial Statements.” Under these guidelines, revenue is recognized on sales transactions when all of the following exist: persuasive evidence of an arrangement did exist, delivery of product has occurred, the sales price to the buyer is fixed or determinable and collectability is reasonably assured. The Company's sales are either FOB shipping point or FOB destination, dependent on the customer. Revenues are therefore recognized at point of ownership transfer, accordingly. The Company has several revenue streams as follows:

•	Sale of merchandise to a retail establishment.
•	Sale of merchandise to a wholesaler.
•	Licensing revenues which are recognized when reports are received from licensees.

The Company follows the guidance of ASC 605-50-25, “Revenue Recognition, Customer Payments.” Accordingly, any incentives received from vendors are recognized as a reduction of the cost of products included in inventories. Promotional products or samples given to customers or potential customers are recognized as a cost of goods sold. Cash incentives provided to our customers are recognized as a reduction of the related sale price, and, therefore, are a reduction in sales.

Financial Statements

The audited consolidated financial statements of Department of Coffee and Social Affairs Limited dated August 31, 2016 follow beginning on page F-1 of this Current Report.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Department of Coffee and Social Affairs Limited

1901 North Roselle Road, Suite 800

Schaumburg, Illinois 60195

We have audited the accompanying balance sheet of Department of Coffee and Social Affairs Ltd. as of August 31, 2016 and 2015, and the related statement of operations, stockholders’ deficiency, and cash flows for the years ended August 31, 2016 and 2015. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor where we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Department of Coffee and Social Affairs Ltd. for the years ended August 31, 2016 and 2015, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company reported a net loss of $34,311 in 2016, and cash used for operating activities of $173,902. At August 31, 2016, the Company had a working capital deficit, shareholders’ equity and accumulated deficit of $63,784, $485,112 and $1,402,157, respectively. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans as to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Green & Company CPAs.

GREEN & COMPANY CPAs

Temple Terrace, Florida

December 2, 2016

F-1

DEPARTMENT OF COFFEE AND SOCIAL AFFAIRS LIMITED

Consolidated Balance Sheets

August 31,

	2016	2015
ASSETS
Current assets:
Cash	$91,137	$81,255
Accounts receivable, net (includes $288,389 and $52,086 to related parties for August 31, 2016 and 2015, respectively)	364,145	222,613
Other receivables	113,994	1,540
Prepaid expenses	129,960	67,049
Inventory	40,323	38,015
Total current assets	739,559	410,472

Fixed assets, net	674,627	628,021
Intangible assets, net	9,065	18,816
Other receivables	39,540	46,200
Investments	1,318	1,540
Deposits	57,311	82,364
Total assets	$1,521,420	$1,187,413

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Notes payable	$18,368	$-
Accounts payable (includes $0 and $20,790 to related parties for August 31, 2016 and 2015, respectively)	610,101	478,727
Accrued expenses	95,226	143,773
Taxes payable	73,091	163,716
Deferred revenue	6,557	9,137
Total current liabilities	803,343	795,353

Non-current liabilities:
Notes payable (includes $39,540 and $896,571 to related parties for August 31, 2016 and 2015, respectively)	209,797	1,012,065
Other long-term liabilities	23,168	106,169
Total long-term liabilities	232,965	1,118,234
Total liabilities	1,036,308	1,913,587

Shareholders' equity (deficit):
Class A ordinary shares (25,000,000 shares authorized, £1 par value, 243,800 and 2,000 shares issued and outstanding as of
August 31, 2016 and 2015, respectively)	389,730	3,195
Class B ordinary shares (10,000,000 shares authorized, £1 par value, 0 and 241,800 shares issued and outstanding as of
August 31, 2016 and 2015, respectively)	-	386,535
Preference shares (25,000,000 shares authorized, £10 par
value, 870,826 and 0 shares issued and outstanding as of
August 31, 2016 and 2015, respectively)	1,154,127	-
Share premium	193,540	193,540
Accumulated other comprehensive income	149,872	58,402
Accumulated deficit	(1,402,157)	(1,367,846)
Total shareholders' equity (deficit)	485,112	(726,174)
Total liabilities and shareholders' equity (deficit)	$1,521,420	$1,187,413

See accompanying notes to consolidated financial statements.

F-2

DEPARTMENT OF COFFEE AND SOCIAL AFFAIRS LIMITED

Consolidated Statements of Operations

For the Years Ended August 31,

	2016	2015

Revenue, net	$3,542,489	$3,659,344
Revenue, net, to related parties	327,028	59,615
Total revenue	3,869,517	3,718,959

Operating expenses
Direct costs of revenue	2,458,240	2,500,270
Professional fees	83,401	187,435
Rent	418,193	344,603
Depreciation	139,837	121,788
Property taxes	169,940	-
Other general and administrative expenses	628,507	761,213

Operating loss	(28,601)	(196,350)

Other income (expense)
Interest expense	(5,710)	(41,260)
Impairment expense	-	(6,132)

Net loss	$(34,311)	$(243,742)

Net loss	$(34,311)	$(243,742)
Foreign currency translation gain	91,470	40,023

Total comprehensive income (loss)	$57,159	$(243,742)

Net income (loss) per share - basic and diluted	$(0.14)	$(1.00)

Weighted average number of shares
outstanding - basic and diluted	243,800	243,800

See accompanying notes to consolidated financial statements.

F-3

DEPARTMENT OF COFFEE AND SOCIAL AFFAIRS LIMITED

Consolidated Statement of Stockholders' Deficit

August 31, 2016

								Accumulated
								Other
								Compre-
	Class A Ordinary Stock		Class B Ordinary Stock		Preference Shares		Share	hensive Income	Accumulated	Total
	Quantity	Amount	Quantity	Amount	Quantity	Amount	Premium	(Loss)	Deficit	Equity

Balance, August 31, 2014	2,000	$3,195	241,800	$386,535	-		$161,024	$18,379	$(1,124,104)	$(554,971)
Capital contribution							32,516	40,023		32,516
Other comprehensive income										40,023
Net loss for the period ended August 31, 2015									(243,742)	(243,742)
Balance, August 31, 2015	2,000	$3,195	241,800	$386,535	-	$-	$193,540	$58,402	$(1,367,846)	$(726,174)
Conversion of Class B to Class A	241,800	386,535	(241,800)	(386,535)						-
Shares issued in exchange for debt					192,745	255,450				255,450
Shares issued in exchange for debt					542,617	719,143				719,143
Shares issued in exchange for debt					135,464	179,534				179,534
Other comprehensive income								91,470		91,470
Net loss for the period ended August 31, 2016									(34,311)	(8,311)
Balance, August 31, 2016	243,800	$389,730	-	$-	870,826	$1,154,127	$193,540	$149,872	$(1,402,157)	$485,112

See accompanying notes to consolidated financial statements.

F-4

DEPARTMENT OF COFFEE AND SOCIAL AFFAIRS LIMITED

Consolidated Statements of Cash Flows

For the Years Ended August 31,

	2016	2015
Cash flows from operating activities:
Net loss	$(34,311)	$(243,742)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation expense	139,837	121,788
Amortization expense	9,751	3,782
Impairment expense	-	6,132
Other comprehensive income	91,470	40,023
Changes in operating assets and liabilities:
Accounts receivable	(141,532)	17,788
Other receivables	(112,454)	(1,540)
Prepaid expenses	(62,911)	36,424
Inventory	(2,308)	8,701
Other long-term receivables	6,660	(46,200)
Deposits	25,053	(82,364)
Investments	222	(1,540)
Accounts payable	131,374	108,927
Accrued expenses	(48,547)	(48,236)
Taxes payable	(90,625)	(981)
Deferred revenue	(2,580)	9,137
Other long-term liabilities	(83,001)	(446,007)
Net cash used in operating activities	(173,902)	(517,908)

Cash flows used in investing activities
Fixed assets acquired	(186,443)	(327,730)
Intangible assets acquired	-	(22,982)
Net cash used in investing activities	(186,443)	(350,712)

Cash flows from financing activities:
Proceeds from notes payable	370,227	804,535
Capital contributions	-	32,516
Net cash provided by financing activities	370,227	837,051

Net decrease in cash	9,882	(31,569)
Cash at beginning of period	81,255	112,824

Cash at end of period	$91,137	$81,255

Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

See accompanying notes to consolidated financial statements.

F-5

Department of Coffee and Social Affairs Ltd.

Notes to Consolidated Financial Statements

August 31, 2016

NOTE 1 – NATURE OF BUSINESS, PRESENTATION AND GOING CONCERN

Organization

Department of Coffee and Social Affairs Ltd. (the “Company,” “we,” “us,” “our,” or “DEPT-UK”) was incorporated in the country of United Kingdom (“UK”) on August 12, 2009.

DEPT-UK formed a wholly-owned subsidiary, Department of Coffee and Internal Affairs Limited (“DCIA”), on September 11, 2014, as filed with the Registrar of Companies for England and Wales. As of August 31, 2016, DCIA has had no operations or activity.

On September 1, 2016, the Company was acquired by DOCASA, Inc. (“DOCASA”), a Nevada corporation. The acquisition of 99.8% of DEPT-UK from Stefan Allesch-Taylor CBE (“Allesch-Taylor”) was through a stock exchange whereas DOCASA is obligated to issue Allesch-Taylor 170,000,000 shares of restricted common stock. The acquisition required 110,000,000 shares of DOCASA to be issued to Allesch-Taylor and, at a date to be determined by the Board of Directors, but no later than August 31, 2017, the remaining 60,000,000 shares are to be issued to Allesch-Taylor. As a result of the Stock Acquisition and the subsequent issuance to Allesch-Taylor, Allesch-Taylor, the Chairman of DOCASA, became the holder of the majority of the issued and outstanding stock of the Company whereas his ownership controls 74.9% of the outstanding common stock of DOCASA. See Notes 2, 10, 11 and 16.

For financial reporting purposes, the Share Exchange represents a "reverse merger" rather than a business combination and Private Company is deemed to be the accounting acquirer in the transaction. The Share Exchange is being accounted for as a reverse-merger and recapitalization. Private Company is the acquirer for financial reporting purposes and the Public Company (DOCASA, Inc., f/k/a FWF Holdings, Inc.) is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Share Exchange will be those of the Private Company and will be recorded at the historical cost basis of the Private Company, and the financial statements after completion of the Share Exchange will include the assets and liabilities of the Public Company and the Private Company, and the historical operations of Private Company and operations of both companies from the closing date of the Share Exchange.

Nature of Operations

We are currently devoting all of our efforts in migrating to the specialty coffee industry, specifically with company-operated stores. The Company will generate revenue through sales at fifteen existing company-operated stores in the United Kingdom. Our objective is to be recognized as one of the upper tier specialty coffee retail operations. Similar to leading operators, we sell our proprietary coffee and related products, and complementary food and snacks.

Basis of Presentation

The Company prepares its financial statements in conformity with generally accepted accounting principles in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in the accompanying financial statements include the amortization period for intangible assets, valuation and impairment valuation of intangible assets, allowance for accounts receivable, depreciable lives of the web site, valuation of warrants and beneficial conversion feature debt discounts, valuation of derivatives, and valuation of share-based payments.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Inventory

The Company accounts for its inventory using the lower of cost or market and the cost of sales are recorded utilizing the first in first out (“FIFO”) method.

Property, Equipment and Depreciation

Property and equipment is recorded at cost. Depreciation is computed using the straight-line method based on the estimated useful lives of the related assets of three years for computer equipment, five years for office furniture and fixtures. Leasehold improvements, if any, would be amortized over the lesser of the lease term or the useful life of the improvements. Expenditures for maintenance and repairs along with fixed assets below our capitalization threshold are expensed as incurred.

F-6

Accounting for Derivatives

The Company evaluates its convertible debt, options, warrants or other contracts to determine if those contracts or embedded components of those contracts qualify as derivatives to be separately accounted for. The result of this accounting treatment is that under certain circumstances the fair value of the derivative is marked-to-market each balance sheet date and recorded as a liability. In the event that the fair value is recorded as a liability, the change in fair value is recorded in the statement of operations as other income or expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity. Equity instruments that are initially classified as equity that become subject to reclassification under this accounting standard are reclassified to liability at the fair value of the instrument on the reclassification date.

Impairment of Long-Lived Assets

The Company accounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards ASC 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets”. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash, accounts payable, accrued expenses, deposits received from customers for layaway sales and short term loans the carrying amounts approximate fair value due to their short maturities.

We follow accounting guidance for financial and non-financial assets and liabilities. This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures. This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements. This guidance does not apply to measurements related to share-based payments. This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

Revenue Recognition

The Company recognizes revenue for our services in accordance with ASC 605-10, "Revenue Recognition in Financial Statements." Under these guidelines, revenue is recognized on transactions when all of the following exist: persuasive evidence of an arrangement did exist, delivery of service has occurred, the sales price to the buyer is fixed or determinable and collectability is reasonably assured. The Company has one primary revenue streams as follows:

•	Sales of specialty coffee and complementary food products.
•	Coffee school
•	Coffee services

Stock-Based Compensation

The Company accounts for stock-based instruments issued to employees in accordance with ASC Topic 718. ASC Topic 718 requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity based compensation issued to employees. The value of the portion of an award that is ultimately expected to vest is recognized as an expense over the requisite service periods using the straight-line attribution method. The Company accounts for non-employee share-based awards in accordance with the measurement and recognition provisions ASC Topic 505-50. The Company estimates the fair value of stock options at the grant date by using the Black-Scholes option-pricing model.

F-7

Advertising

Advertising is expensed as incurred and is included in selling, general and administrative expenses on the accompanying statement of operations. For the years ended August 31, 2016 and 2015 advertising expense was $27,395 and $14,244, respectively.

Income Taxes

The Company adopted the provisions of ASC 740-10, “Accounting for Uncertain Income Tax Positions.” When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above should be reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for unrecognized tax benefits. As of August 31, 2016, tax years 2015 - 2016 remain open for HM Revenue & Customs (“HMRC”) audit. The Company has received no notice of audit from HMRC for any of the open tax years.

The Company adopted ASC 740-10, “Definition of Settlement in FASB Interpretation No. 48,” (“ASC 740-10”), which was issued on May 2, 2007. ASC 740-10 amends FIN 48 to provide guidance on how an entity should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. The term “effectively settled” replaces the term “ultimately settled” when used to describe recognition, and the terms “settlement” or “settled” replace the terms “ultimate settlement” or “ultimately settled” when used to describe measurement of a tax position under ASC 740-10. ASC 740-10 clarifies that a tax position can be effectively settled upon the completion of an examination by a taxing authority without being legally extinguished. For tax positions considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely than not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open. The adoption of ASC 740-10 did not have an impact on the accompanying financial statements.

Net Earnings (Loss) Per Share

In accordance with ASC 260-10, “Earnings Per Share,” basic net earnings (loss) per common share is computed by dividing the net earnings (loss) for the period by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share are computed using the weighted average number of common and dilutive common stock equivalent shares outstanding during the period.

Foreign Currency Translation and Transactions

The British Pound (“£”) is the functional currency of the Company whereas the financial statements are reported in United States Dollar (“USD,” “$”). Assets and liabilities are translated based on the exchange rates at the balance sheet date, while revenue and expense accounts are translated at the average exchange rates prevailing during the year. Equity accounts are translated at historical exchange rates. The resulting translation gain and loss adjustments are accumulated as a component of stockholders’ equity and other comprehensive income.

Comprehensive Income (Loss)

The Company reports comprehensive income (loss) and its components in its consolidated financial statements. Comprehensive income (loss) consists of net loss and foreign currency translation adjustments affecting stockholders’ equity that, under U.S. GAAP, are excluded from net loss. As of August 31, 2016, the exchange rate between U.S. Dollars and British Pounds was U.S. $1.318 = £ 1.00, and the weighted average exchange rate for the year then ended was U.S. $1.43531 = £1.00. As of August 31, 2015, the exchange rate between U.S. Dollars and British Pounds was U.S. $1.54 = £1.00, and the weighted average exchange rate for the year then ended was U.S. $1.555798 = £1.00.

F-8

Effect of Recent Accounting Pronouncements

The Company reviews new accounting standards and updates as issued. No new standards or updates had any material effect on these unaudited financial statements. The accounting pronouncements and updates issued subsequent to the date of these audited financial statements that were considered significant by management were evaluated for the potential effect on these audited financial statements. Management does not believe any of the subsequent pronouncements will have a material effect on these audited financial statements as presented and does not anticipate the need for any future restatement of these audited financial statements because of the retro-active application of any accounting pronouncements issued subsequent to August 31, 2016 through the date these audited financial statements were issued.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued an ASU on lease accounting. The ASU requires the lease rights and obligations arising from lease contracts, including existing and new arrangements, to be recognized as assets and liabilities on the balance sheet. The ASU is effective for reporting periods beginning after December 15, 2018 with early adoption permitted. While the Company is still evaluating the ASU, the Company expects the adoption of the ASU to have a material effect on the Company’s financial condition due to the recognition of the lease rights and obligations as assets and liabilities. The Company does not expect the ASU to have a material effect on the Company’s results of operations, and the ASU will have no effect on cash flows.

NOTE 2 – ENTRY INTO A DEFINITIVE AGREEMENT

DOCASA, Inc. (f/k/a FWF Holdings, Inc., the “Public Company”) entered into an acquisition agreement (the “Acquisition Agreement”) with Department of Coffee and Social Affairs Limited (the “Private Company”), a United Kingdom corporation. Prior to the acquisition, Pankaj Rajani, an officer and director of the Public Company, through Atlantik, owned 115,000,000, or 75.8% of the outstanding shares of DOCASA, Inc. Allesch-Taylor, an individual, and the Private Company’s chairman (“Allesch-Taylor,” or “Shareholder”), was the owner of record of 99.8% of the outstanding shares of the Private Company (the “Private Company Stock”). Pursuant to the Acquisition Agreement, upon surrender by the Shareholder and the cancellation by the Private Company of the certificates evidencing the Private Company Stock as registered in the name of the Shareholder, and pursuant to the registration of the Public Company in the register of Shareholder maintained by Private Company as the new holder of the Public Company Stock and the issuance of the certificates evidencing the aforementioned registration of the Private Company Stock in the name of the Public Company, the Public Company will issue 170,000,000 shares (the “New Shares”) of the Public Company’s common stock to the Shareholder (or his designees), and Allesch-Taylor will cause 99.8% of the shares of the Private Company’s stock that he owns (the “Allesch-Taylor Stock,” together with the New Shares, the “Acquisition Stock”) to be transferred to the Shareholder (or his designees). The Public Company issued Allesch-Taylor 110,000,000 (constituting 44.0% of the issued and outstanding shares of common stock of the Public Company) current fully paid and nonassessable shares of the Public Company’s restricted common stock at the time of the execution of the Agreement. The Public Company shall issue a second tranche of 60,000,000 (constituting 52.8%, considering the aforementioned 100,000,000 shares, of the issued and outstanding shares of common stock of the Public Company as of the date of the Agreement) current fully paid and nonassessable shares of the Company’s restricted common stock (the “Deferred Shares”) at a time to be determined by the Public Company’s Board of Directors, but no later than August 31, 2017. The Deferred Shares are not conditional or contingent on any event or action by any party of the Agreement. As a result of the exchange of the Private Company Stock for the Acquisition Stock (the “Share Exchange”), the Private Company will become a subsidiary of the Public Company. See Notes 1, 10, 11 and 16.

The closing of the Acquisition Agreement was conditioned upon certain, limited customary representations and warranties, as well as the satisfaction or waiver of specified conditions to closing. As the parties satisfied all of the closing conditions on September 1, 2016, we consummated the Share Exchange contemplated by the Acquisition Agreement.

Prior to the execution and delivery of the Acquisition Agreement, our board of directors approved the Share Exchange and the transactions contemplated thereby. Similarly, the board of directors of Public Company approved the Share Exchange. Reference is hereby made regarding the completion of the Share Exchange.

Following the Share Exchange, the Public Company is continuing its hot sauce business and is also now pursuing Private Company’s historical businesses and proposed businesses. Private Company is in the business of the specialty coffee industry, specifically with company-operated stores.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by the Share Exchange Agreement, a copy of which has been filed by DOCASA, Inc. on Form 8-K for the date of September 1, 2016 which is incorporated herein by reference.

Accounting Treatment of the Merger

For financial reporting purposes, the Share Exchange represents a “reverse merger” rather than a business combination and Private Company is deemed to be the accounting acquirer in the transaction. The Share Exchange is being accounted for as a reverse-merger and recapitalization. Private Company is the acquirer for financial reporting purposes and the Public Company (DOCASA, Inc.) is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Share Exchange will be those of the Private Company and will be recorded at the historical cost basis of the Private Company, and the financial statements after completion of the Share Exchange will include the assets and liabilities of the Public Company and the Private Company, and the historical operations of Private Company and operations of both companies from the closing date of the Share Exchange.

F-9

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company sustained net loss from operations of $34,311 and cash used in operating activities of $173,902 for the period ended August 31, 2016. The Company had a working capital deficit, stockholders’ equity and accumulated deficit of $63,784, $485,112 and $1,402,157, respectively, at August 31, 2016. These factors raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The Company’s continuation as a going concern is dependent upon its ability to generate revenues and its ability to continue receiving investment capital and loans from third parties to sustain its current level of operations. The Company is in the process of securing working capital from investors for common stock, convertible notes payable, and/or strategic partnerships. No assurance can be given that the Company will be successful in these efforts.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 4 – RECEIVABLES

As of August 31, 2016 and 2015, the Company has trade receivables of $364,145 and $222,613, respectively. The receivables are as follows:

	August 31,
	2016	2015
Trade receivables	$380,396	$229,994
Allowance for doubtful accounts	(16,251)	(7,381)
Receivables, net	$364,145	$222,613

NOTE 5 – INVENTORY

The Company has inventory of various items used for the sale of coffee and complementary products. As of August 31, 2016 and 2015, the Company had inventory of $40,323 and $38,015, respectively. The Company accounts for its inventory using the lower of cost or market and the cost of sales are recorded utilizing the first in first out (“FIFO”) method. The inventory is as follows:

	August 31,
	2016	2015
Consumable products	$8,500	$2,992
Food and drinks	22,858	12,480
Retail products	8,965	22,543
Total inventory	$40,323	$38,015

NOTE 6 – FIXED ASSETS

The Company has fixed assets including computer equipment, office equipment, site equipment and machinery, site fit out costs, site furniture, fixtures and fittings. As of August 31, 2016 and 2015, the Company had fixed assets of $1,126,093 and $1,013,591, respectively, with accumulated depreciation of $451,466 and $385,570, respectively, for net fixed assets of $674,627 and $628,021, respectively, as follows:

	August 31,
	2016	2015
Computer equipment	$36,839	$37,099
Office equipment	22,971	26,017
Site equipment and machinery	198,532	203,448
Site fit out costs	707,678	606,959
Site furniture, fixtures and fittings	160,072	140,069
Total fixed assets	1,126,093	1,013,591
Less: Accumulated depreciation	451,466	385,570
Fixed assets, net	$674,626	$628,021

F-10

NOTE 7 – INTANGIBLE ASSETS

The Company has intangible assets related to website development. The amortization of the intangible assets is over a three-year period. As of August 31, 2016 and 2015, net of accumulated amortization, of $9,065 and $18,816, respectively. The intangible assets are as follows:

	August 31,
	2016	2015
Website development	$21,088	$24,640
Total intangible assets	21,088	24,640
Less: Accumulated amortization	12,023	5,824
Intangible assets, net	$9,065	$18,816

The amortization expense for 2016 and 2015 was $9,751 and $3,782, respectively. The variance between the expense and the increase in accumulated amortization is due to timing of the currency translation calculation.

The future amortization, which will be complete within two years, is immaterial.

NOTE 8 – INVESTMENTS

In August 2014, the Company invested £5,000 in Radio Station (f/k/a Soho Radio Ltd.) in exchange for a 5% ownership. The Radio Station enables the Company to periodically market the Company’s name/brand. The Radio Station is a social enterprise with no profits. As of August 31, 2015, as Radio Station is a non-profit organization, therefore will not provide the Company to receive monetary benefits, even though the investment will continue to provide intangible benefits, the Company determined that the investment should be impaired. As of August 31, 2015, the Company impaired 80%, or £4,000, leaving a balance of £1,000, or $1,540 and $1,318, as of August 31, 2015 and 2016, respectively, with the variance due to currency translations.

NOTE 9 – NOTES PAYABLE

The Company has current notes payable of $18,368 and $0 as of August 31, 2016 and 2015, respectively. The balance for 2016 was a line of credit with a third party.

The Company has non-current notes payable as of August 31, 2016 and 2015 as follows:

Notes payable - non-current

	August 31, 2016			August 31, 2015
		Accrued			Accrued
	Principal	Interest	Total	Principal	Interest	Total
International Capital Corporation	$-	$-	$-	$796,416	$-	$796,416
Coutts Bank	-	-	-	115,494	1,848	117,342
Deij Capital Limited	39,540	-	39,540	79,365	-	79,365
Dee Light Bakery Ltd.	-	-	-	20,790	-	20,790
HSBC	170,257	-	170,257	-	-	-
Total	$209,797	$-	$209,797	$1,012,065	$1,848	$1,013,913

On February 1, 2010, the Company entered into a business loan with International Capital Corporation (“ICC”), which is controlled by George Raphael (“Raphael”). The loan is for 7 years, with no interest. The imputed interest is deemed immaterial as of August 31, 2016. The loan was for $1,353,645 (£850,000) to be drawn down as and when required. On June 30, 2016, ICC converted the balance due of $255,450 (£192,745) into 192,745 shares of Preference Shares (see Note 11). The outstanding principal as of August 31, 2016 and 2015 was $0 (£0) and $796,416 (£517,153), respectively. See Note 10.

On February 15, 2014, the Company entered into a business loan with Coutts Bank. The loan is for 3 years, with an interest rate of 6%. The loan was for $209,325 (£125,000). The outstanding principal as of August 31, 2016 and 2015 was $0 (£0) and $115,494 (£74,996), respectively. The accrued interest as of August 31, 2016 and 2015 was $0 (£0) and $1,848 (£1,200), respectively.

On July 1, 2014, the Company entered into a business loan with Deij Capital Limited (“Deij Capital”), a company in which Gill is the director and owner. The loan is for 3 years, with an interest rate of 0%. The imputed interest is deemed immaterial as of August 31, 2016. The facility loan was for $171,437 (£100,000) to be drawn down as and when required. On June 30, 2016, Deij Capital converted the balance due of $719,143 (£542,617) into 542,617 shares of Preference Shares (see Note 11). The outstanding principal as of August 31, 2016 and 2015 was $39,540 (£30,000) and $79,365 (£51,536), respectively. The accrued interest as of August 31, 2016 and 2015 was $0 (£0) and $0 (£0), respectively. See Note 10.

On October 1, 2014, the Company entered into a business loan with Dee Light Bakery Ltd. (“Dee Light”), a company which Gill, the deputy chairman of the Company, is a 50% shareholder. The loan is for 3 years, with an interest rate of 0%. The imputed interest is deemed immaterial as of August 31, 2016. The loan repayment is £1,500 per month. The loan was for $48,646 (£30,000). The outstanding principal as of August 31, 2016 and 2015 was $0 (£0) and $20,790 (£13,500), respectively. The accrued interest as of August 31, 2016 and 2015 was $0 (£0) and $0 (£0), respectively. See Note 10.

On July 28, 2016, the Company entered into a business loan with HSBC. The loan is a development loan drawn down against development invoices. The loan is collateralized with the business assets. The loan is for 4 years, with an interest rate of 4.5% over the Bank of England base rate. The loan repayment is monthly, interest only payments for the first six months followed by monthly repayments of principal and interest over the remaining forty-two months. The loan was for $463,557 (£352,500) with an initial $122,534 (£93,178) drawn. The outstanding principal and accrued interest as of August 31, 2016 was $170,257 (£129,178) and $0 (£0), respectively.

F-11

NOTE 10 – RELATED PARTIES

On February 1, 2010, the Company entered into a business loan with International Capital Corporation (“ICC”), which is controlled by George Raphael (“Raphael”). The loan is for 7 years, with an interest rate of 0%. The loan was for $1,353,645 (£850,000) to be drawn down as and when required. The outstanding principal as of August 31, 2016 and 2015 was $0 (£0) and $796,416 (£517,153), respectively. The accrued interest as of August 31, 2016 and 2015 was $0 (£0) and $0 (£0), respectively. See Note 10.

On August 1, 2010, the Company issued 500 shares of Ordinary A to Raphael. These shares were classified as Founders’ shares. On March 20, 2016, Allesch-Taylor acquired these shares from Raphael. See Note 11.

On August 1, 2010, the Company issued 250 shares of Ordinary A to Christopher Mckie. These shares were Founders’ shares. See Note 11.

On August 1, 2010, the Company issued 250 shares of Ordinary A to Timothy Ridley (“Ridley”). These shares were Founders’ shares. See Note 11.

On August 31, 2011, the Company issued 1,000 shares of Ordinary A to Raphael for a £100,000 capital contribution. On March 20, 2016, Allesch-Taylor acquired these shares from Raphael. See Note 11.

On August 31, 2011, Allesch-Taylor assigned 1 share of Ordinary A to Gill, the deputy chairman of the Company. See Note 11.

On July 1, 2014, the Company entered into a business loan with Deij Capital Limited (“Deij Capital”), a company in which Matthew Gill is the director and owner. The loan is for 3 years, with an interest rate of 0%. The facility loan was for $171,437 (£100,000) to be drawn down as and when required. On June 30, 2016, Deij Capital converted the balance due of $719,143 (£542,617) into 542,617 shares of Preference Shares (see Note 11). The outstanding principal as of August 31, 2016 and 2015 was $39,540 (£30,000) and $79,365 (£51,536), respectively. The accrued interest as of August 31, 2016 and 2015 was $0 (£0) and $0 (£0), respectively. See Note 10.

On October 1, 2014, the Company entered into a business loan with Dee Light Bakery Ltd. (“Dee Light”), a company which Gill, the deputy chairman of the Company, is a 50% shareholder. The loan is for 3 years, with an interest rate of 0%. The loan repayment is £1,500 per month. The loan was for $48,646 (£30,000). The outstanding principal as of August 31, 2016 and 2015 was $0 (£0) and $20,790 (£13,500), respectively. The accrued interest as of August 31, 2016 and 2015 was $0 (£0) and $0 (£0), respectively. See Note 10.

On August 31, 2011, the Company issued 96,800 shares of Ordinary B to ICC in exchange for a capital investment of £96,800. See Note 11.

On September 5, 2011, the Company issued 29,988 shares of Ordinary B to ICC in exchange for a capital investment of £29,988. See Note 11.

On September 20, 2011, the Company issued 19,988 shares of Ordinary B to ICC in exchange for a capital investment of £19,988. See Note 11.

On October 24, 2011, the Company issued 14,988 shares of Ordinary B to ICC in exchange for a capital investment of £14,988. See Note 11.

On October 31, 2011, the Company issued 108 shares of Ordinary B to ICC in exchange for a capital investment of £108. See Note 11.

On November 17, 2011, the Company issued 14,988 shares of Ordinary B to ICC in exchange for a capital investment of £14,988. See Note 11.

On January 16, 2012, the Company issued 24,988 shares of Ordinary B to ICC in exchange for a capital investment of £24,988. See Note 11.

On February 5, 2012, the Company issued 19,988 shares of Ordinary B to ICC in exchange for a capital investment of £19,988. See Note 11.

On August 31, 2012, ICC returned 12 shares of Ordinary B to the Company as an adjustment. See Note 11.

On June 30, 2016, the Company agreed to convert Allesch-Taylor’s 24,180 shares of Ordinary B into 241,800 shares of Ordinary A. See Note 11.

On June 30, 2016, the Company issued 241,800 shares of Ordinary A to Allesch-Taylor, in exchange for 24,180 shares of Ordinary B. See Note 11.

On June 30, 2016, 192,745 Preference Shares were issued to Allesch-Taylor in exchange for a payable of $255,450 (£192,745). See Note 11.

On June 30, 2016, 135,464 Preference Shares were issued to DEIJ Capital, a company controlled by Gill, the deputy chairman of the Company, in exchange for a debt of $179,534 (£135,464). See Note 11.

For the years ended August 31, 2016 and 2015, the Company purchased $132,508 (£92,320) and $146,432 (£94,120), respectively, of cakes from Dee Light, a company which Gill, the deputy chairman of the Company, is a 50% shareholder. As of August 31, 2016 and 2015, the Company owed Dee Light $56,102 (£42,566) and $124,146 (£80,614), respectively. See Note 9.

F-12

For the years ended August 31, 2016 and 2015, the Company made sales of $327,028 (£227,845) and $59,615 (£38,318), respectively, to The Roastery Department Ltd. (“The Roastery Department”), and purchased £123,705 and £10,151 for the years ended August 31, 2016 and 2015, respectively. As of August 31, 2016 and 2015, the Company has receivables and payables from The Roastery Department, which netted as payables of $66,667 (£50,582) and $15,634 (£10,152), respectively. Gill, the Company’s deputy chairman, and Lopez, the Company’s chief executive officer, are unpaid consultants of The Roastery Department. The Company, when purchasing products from The Roastery Department, was provided a discount due to the strategic relationship between the two parties which provided the Company its purchases at cost.

As of August 31, 2016 and 2015, the Company owed Allesch-Taylor, the Company’s chairman and majority shareholder, payables of $0 (£0) and $76,709 (£49,811), respectively.

As of August 31, 2016 and 2015, the Company owed Gill, the Company’s deputy chairman, payables of $0 (£0) and $701 (£455), respectively.

As of August 31, 2016 and 2015, the Company owed Lopez, the Company’s chief executive officer, payables of $2,985 (£2,265) and $15,500 (£10,065), respectively.

As of August 31, 2016 and 2015, the Company owed Raphael, a founder and shareholder of the Company, payables of $0 (£0) and $796,416 (£517,153), respectively.

As of August 31, 2016 and 2015, the Company owed Timothy Ridley (“Ridley”), a former director of the Company (resigned October 15, 2014), payables of $0 (£0) and $1,467 (£943), respectively.

As of August 31, 2016 and 2015, the Company owed Deij Capital, a company in which Gill, the deputy chairman of the Company, is the director and owner, notes payable of $39,540 (£30,000) and $79,365 (£51,536), respectively.

On September 1, 2016, the Company was acquired by DOCASA and initially issued 110,000,000 shares of common stock of DOCASA as part of the acquisition to Allesch-Taylor, the Chairman and majority shareholder of the Company. See Notes 1, 2, 11 and 16.

The Company has an employment agreement with Lopez, our CEO, and a consulting agreement with Kazi Shahid, our CFO.

The above related party transactions are not necessarily considered as arm’s length transactions for all circumstances.

NOTE 11 – STOCKHOLDERS’ EQUITY

Ordinary A Shares

The Articles of Association of the Company, pursuant to the Companies Act 2006, was authorized to issue up to 25,000,000 Ordinary A Shares, par value £1.00 per share. Each outstanding share of Ordinary A entitles the holder to one vote per share on all matters submitted to a stockholder vote.

On August 1, 2010, the Company issued 500 shares of Ordinary A to Raphael. These shares were classified as Founders’ shares. On March 20, 2016, Allesch-Taylor acquired these shares from Raphael. See Note 10.

On August 1, 2010, the Company issued 250 shares of Ordinary A to Christopher Mckie. These shares were Founders’ shares.

On August 1, 2010, the Company issued 250 shares of Ordinary A to Timothy Ridley. These shares were Founders’ shares.

On August 31, 2011, the Company issued 1,000 shares of Ordinary A to Raphael for a £100,000 capital contribution. On March 20, 2016, Allesch-Taylor acquired these shares from Raphael. See Note 10.

On August 31, 2011, Allesch-Taylor assigned 1 share of Ordinary A to Gill, the deputy chairman of the Company. See Note 10.

On June 30, 2016, the Company issued 241,800 shares of Ordinary A to Allesch-Taylor, in exchange for 241,800 shares of Ordinary B. See Note 10.

Ordinary B Shares

The Articles of Association of the Company, pursuant to the Companies Act 2006, was authorized to issue up to 10,000,000 shares of Ordinary B Shares, par value £10.00 per share. The Ordinary B shares do not have voting rights or dividends.

On August 31, 2011, the Company issued 96,800 shares of Ordinary B to ICC in exchange for a capital investment of £96,800. See Note 10.

On September 5, 2011, the Company issued 29,990 shares of Ordinary B to ICC in exchange for a capital investment of £29,988. See Note 10.

On September 20, 2011, the Company issued 19,990 shares of Ordinary B to ICC in exchange for a capital investment of £19,988. See Note 10.

F-13

On October 24, 2011, the Company issued 14,990 shares of Ordinary B to ICC in exchange for a capital investment of £14,988. See Note 10.

On October 31, 2011, the Company issued 110 shares of Ordinary B to ICC in exchange for a capital investment of £108. See Note 10.

On November 17, 2011, the Company issued 14,990 shares of Ordinary B to ICC in exchange for a capital investment of £14,988. See Note 10.

On January 16, 2012, the Company issued 24,990 shares of Ordinary B to ICC in exchange for a capital investment of £24,988. See Note 10.

On February 5, 2012, the Company issued 19,990 shares of Ordinary B to ICC in exchange for a capital investment of £19,988. See Note 10.

On February 16, 2012, the Company issued 9,990 shares of Ordinary B to Allesch-Taylor in exchange for a capital investment of £9,988. See Note 10.

On March 19, 2012, the Company issued 9,970 shares of Ordinary B to Allesch-Taylor in exchange for a capital investment of £9,970. See Note 10.

On August 31, 2012, ICC returned 10 shares of Ordinary B to the Company as an adjustment. See Note 10.

On June 30, 2016, the Company filed with The Registrar of Companies to have its £10 B Class Shares split into 10 £1 shares. As a result of the split, the 24,180 shares of Ordinary B originally issued became 241,800 shares. All disclosures stated above reflect this split accordingly.

On June 30, 2016, the Company agreed to convert ICC’s 241,800 shares of Ordinary B into 241,800 shares of Ordinary A. See Note 10.

Preference Shares

The Articles of Association of the Company, pursuant to the Companies Act 2006, was authorized to issue up to 25,000,000 Preference Shares, par value £10.00 per share. Preference Shares have no votes and no dividends. Subject to the provisions of the Companies Act 2006 the Company shall have the right pursuant to Section 687-688 of the Companies Act 2006 to redeem at par the whole or any part of the Preference Shares at any time or times after the date of issue of the said Preference Shares upon giving to the Company not less than three months’ previous notice in writing. The Preference Shares can be purchased by the Company, at the discretion of the board of directors of the Company.

On June 30, 2016, 192,745 Preference Shares were issued to Allesch-Taylor in exchange for payables of $255,450 (£192,745).

On June 30, 2016, 542,617 Preference Shares were issued ICC in exchange for a debt of $719,143 (£542,617).

On June 30, 2016, 135,464 Preference Shares were issued to Deij Capital Limited, a company which is owned and controlled by Gill, a director of the Company, in exchange for a debt of $179,534 (£135,464).

NOTE 12 – COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of November 7, 2016, there were no pending or threatened lawsuits.

Lease Commitment

We lease office space and various locations for our storefronts, each with different expiration dates. Future minimum lease payments under leases are as follows:

2017	$394,189
2018	390,055
2019	387,574
2020	387,574
2021	379,516
Future	969,992
Total	$2,908,900

There are, as of August 31, 2016, 9 leases, of which one is for the UK administrative office, and eight operational leases. Various leases have break out dates prior to expiration.

Rent expense for the periods ended August 31, 2016 and 2015 was $418,193 and $344,603, respectively.

F-14

NOTE 13 – INCOME TAXES

The Company is a UK corporation therefore it has historically filed its tax returns with the HMRC. For the years ended August 31, 2016 and 2015, the Company recorded, and subsequently paid, $606 and $0, respectively.

As of August 31, 2016 and 2015, the Company has net operating loss carry forwards of £720,585 and £763,090, respectively. The carry forwards expire through the year 2036. The Company’s net operating loss carry forwards may be subject to annual limitations, which could reduce or defer the utilization of the losses as defined by the HMRC.

The tax years 2015 through 2016 remain to examination by HMRC and other jurisdictions in which it operates.

NOTE 14 – CONCENTRATIONS

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist principally of temporary cash investments.

The Company places its temporary cash investments with financial institutions insured by the Financial Services Compensation Scheme (also known as the FSCS). No amounts exceeded federally insured limits as of August 31, 2016. There have been no losses in these accounts through August 31, 2016.

Concentration of Customer

The Company has one customer, Jones Lang LaSalle, which for the years ended August 31, 2016 and 2015, had sales of $451,261 and $454,293, respectively.

Concentration of Supplier

The Company does not rely on any particular suppliers for its services.

Concentration of Intellectual Property

The Company owns or has filed for the trademarks “Department of Coffee and Social Affairs,” “Coffeesmiths,” and “Elixir Espresso” as filed with in Great Britain and Northern Ireland with the Trade Marks Registry.

NOTE 15 – REVENUE CLASSES

Selected financial information for the Company’s operating revenue classes are as follows:

Revenues:
	2016	2015
Coffee and complementary food products	$3,397,899	$3,242,406
Coffee school	20,357	22,260
Coffee services	451,261	454,293
Total	$3,869,517	$3,718,959

NOTE 16 – SUBSEQUENT EVENTS

Completion of Acquisition

DOCASA, Inc. (f/k/a FWF Holdings, Inc., the “Public Company”) entered into an acquisition agreement (the “Acquisition Agreement”) with Department of Coffee and Social Affairs Limited (the “Private Company”), a United Kingdom corporation. Allesch-Taylor, an individual, and the Private Company’s chairman (“Shareholder”), was the owner of record of 99.8% of the outstanding shares of the Private Company (the “Private Company Stock”). Pursuant to the Acquisition Agreement, upon surrender by the Shareholder and the cancellation by the Private Company of the certificates evidencing the Private Company Stock as registered in the name of the Shareholder, and pursuant to the registration of the Public Company in the register of Shareholder maintained by Private Company as the new holder of the Public Company Stock and the issuance of the certificates evidencing the aforementioned registration of the Private Company Stock in the name of the Public Company, the Public Company will issue 170,000,000 shares (the “New Shares”) of the Public Company’s common stock to the Shareholder (or his designees), and Allesch-Taylor will cause 99.8% of the shares of the Private Company’s stock that he owns (the “Allesch-Taylor Stock,” together with the New Shares, the “Acquisition Stock”) to be transferred to the Shareholder (or his designees). The Public Company issued Allesch-Taylor 110,000,000 (constituting 44.0% of the issued and outstanding shares of common stock of the Public Company) current fully paid and nonassessable shares of the Public Company’s restricted common stock at the time of the execution of the Agreement. The Public Company shall issue a second tranche of 60,000,000 (constituting 52.8%, considering the aforementioned 100,000,000 shares, of the issued and outstanding shares of common stock of the Public Company as of the date of the Agreement) current fully paid and nonassessable shares of the Company’s restricted common stock (the “Deferred Shares”) at a time to be determined by the Public Company’s Board of Directors, but no later than August 31, 2017. The Deferred Shares are not conditional or contingent on any event or action by any party of the Agreement. As a result of the exchange of the Private Company Stock for the Acquisition Stock (the “Share Exchange”), the Private Company will become a subsidiary of the Public Company. See Notes 1, 5, 6 and 10.

Also, in connection with the Acquisition Agreement: (i) Allesch-Taylor and Gill were appointed to serve on DOCASA’s Board of Directors, serving as Chairman and Vice-Chairman, respectively; and (ii) Ashley Lopez (“Lopez”) was appointed Chief Executive Officer and President and Kazi Shahid (“Shahid”) was appointed Chief Financial Officer. Allesch-Taylor, Gill, Lopez and Shahid will maintain the same positions of DEPT-UK.

The transaction was accounted for as a reverse acquisition. As such, the future period equity amounts will be retro-actively restated to reflect the equity instruments of the legal acquirer.

F-15

Pro-Forma Financial Information

The following unaudited pro-forma data summarizes the result of the operations for the years ended August 31, 2016 and 2015 as if the acquisition of DEPT-UK had been completed on September 1, 2014. The pro-forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisitions had taken place on September 1, 2014.

	For the Year Ended August 31, 2016
			Pro-forma
	DOCASA	DEPT-UK (a)	Adjustments	Combined
Revenue, net	$1,562	$3,869,517	$-	$3,871,079
Operating expenses	32,167	3,800,327	-	3,832,494
Income (loss) from operations	(30,605)	69,190	-	38,585
Other income (expense)	6,302	(5,710)	-	592
Income before income taxes	(24,303)	63,480	-	39,177
Foreign currency translation gain	-	89,903	-	89,903
Net income (loss)	$(24,303)	$153,383	$-	$129,080
Net income (loss) per common share - basic and diluted	$(0.00)			$0.00
Weighted average number of common shares outstanding during the period - basic and diluted	151,800,000			151,800,000

	For the Year Ended August 31, 2015
			Pro-forma
	DOCASA	DEPT-UK (a)	Adjustments	Combined
Revenue, net	$-	$3,718,959	$-	$3,718,959
Operating expenses	27,221	3,915,309	-	3,942,530
Loss from operations	(27,221)	(196,350)	-	(223,571)
Other income (expense)	-	(15,024)	-	(15,024)
Loss before income taxes	(27,221)	(211,374)	-	(238,595)
Provision for income taxes	-	58,550	-	58,550
Net loss	$(27,221)	$(152,824)	$-	$(180,045)
Net loss per common share - basic and diluted	$(0.00)			$(0.00)
Weighted average number of common shares outstanding during the period - basic and diluted	128,106,849			128,106,849
____

(a) Reflects 2016 and 2015 results of operations prior to the acquisition date. DEPT-UK was acquired on September 1, 2016. DOCASA is using its audited financials for the periods ending July 31 as DEPT-UK has an August 31 fiscal year end.

F-16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership, as of September 1, 2016, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of September 1, 2016, there were 146,800,000 shares of our common stock issued and outstanding. All persons named have sole or shared voting and investment control with respect to the shares, except as otherwise noted. The number of shares described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this Form 8-K/A. Except as otherwise indicated, the address of each of the stockholders listed below is 1901 North Roselle Road, Suite 800, Schaumburg, Illinois 60195.

		Amount &
		Nature
		of Beneficial		Percent of
Title of Class	Name of Beneficial Owners	Ownership (1)		Class (2)

Common stock, $0.001 par value	Stefan Allesch-Taylor CBE (4)	110,000,000	(4)	74.9%
Common stock, $0.001 par value	Matthew Gill (4)	-	(4)	0.0%
Common stock, $0.001 par value	Ashley Lopez (3)	-	(3)	0.0%
Common stock, $0.001 par value	Kazi Shahid (3)	-	(3)	0.0%

Common stock, $0.001 par value	All officers and directors as a Group	110,000,000		74.9%

__________________

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power to the shares of the Company's common stock.
(2)	As of September 1, 2016, a total of 146,800,000 shares of the Company's common stock are considered to be outstanding (and does not include issuable) pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner listed, any options exercisable within 60 days have been also included for purposes of calculating their percent of class.
(3)	Officer.
(4)	Director.

CHANGES IN CONTROL

As of July 8, 2016 we had a stock sale transaction which created a change in control, which created control of the Company by Atlantik LP. Subsequently, on September 1, 2016, the Company had a second change of control, which created control of the Company by Stefan Allesch-Taylor CBE.

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND OFFICERS

Our Articles state that our authorized number of directors shall be not less than one and shall be set by resolution of our Board of Directors. Our Board of Directors has fixed the number of directors at two.

Our current directors and officers are:

Name	Age	Position

Stefan Allesch-Taylor CBE	47	Chairman (1)
Matthew Gill	44	Vice-Chairman (1)
Ashley Lopez	29	Chief Executive Officer and President (1)
Kazi Shahid	43	Chief Financial Officer (1)
Pankaj Rajani	53	Former Director, Chief Executive Officer and Chief Financial Officer (2)
Nami Shams	34	Former Director, Chief Executive Officer and Chief Financial Officer (3)

____________

(1)	Appointed on September 1, 2016.
(2)	Appointed to all positions on July 11, 2016. Resigned from all positions on September 1, 2016.
(3)	Appointed to all positions on July 22, 2014. Resigned from all positions on July 8, 2016.

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Our Directors will serve in that capacity until our next annual shareholder meeting or until their successors are elected and qualified. Officers hold their positions at the will of our Board of Directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs.

BIOGRAPHIES

Stefan Allesch-Taylor CBE – Chairman

Mr. Allesch-Taylor has been a London based financier for over 25 years, specializing in startups, business turnarounds and strategy change. He first served as Chairman of a UK public company at the age of 27 and has continued to serve on boards in the UK, USA and Europe as CEO, Chairman or senior non-executive director since that time. He has co-founded and/or served on the boards of companies in the property, industrial, medical, agriculture, technology, sports, retail, hospitality and financial services sectors. Mr. Allesch-Taylor is the Deputy Chairman of Action Hotels PLC, co-founder and Supervisory Board Member of Global Evolution A/S, non-executive director of Clearbrook Capital Partners LLP and the non-executive director of International Stadia Group Ltd. Mr. Allesch-Taylor is authorized and regulated by the UK Financial Conduct Authority. He is authorized and regulated by the Danish Financial Services Authority. Mr. Allesch-Taylor is also approved and authorized as a ‘controller’ of a German deposit-taking bank by the Bundesbank, BaFin and German Deposit Protection Fund. He has co-founded and is the Chairman of several UK and international charities, providing humanitarian aid and the alleviation of poverty for over 1.35 million people in Sub-Saharan Africa and the UK. Mr. Allesch-Taylor was appointed a Commander of the Order of The British Empire in Her Majesty The Queen’s New Year Honours List 2014.

Matthew Gill – Vice Chairman

Mr. Gill has been an executive director and an investor of a number of organizations, both public and private, over the last 15 years in the United States and the United Kingdom. He has worked principally in corporate startups and turnarounds as a strategic advisor in a variety of sectors, including property, technology, food retail and financial services, helping to arrange finance when necessary. He serves as a Director of Pump Aid, an award winning UK charity that has provided clean water to over 1.35 million people in the poorest communities in rural Malawi and Zimbabwe. He is also a Director of The Afri-CAN Charity, an organization that focuses on training, permanent employment and providing free school breakfasts in South Africa and Malawi. Mr. Gill holds a BSc in Business Administration from Coventry University.

Ashley Lopez – Chief Executive Officer and President

Ms. Lopez is a Chicago native who studied in Minnesota and latterly in London. She became a Director of Department of Coffee and Social Affairs in March 2012. After spending a year heading up Human Resources, Ms. Lopez moved to Chief Operating Officer in March 2013 and in January 2015, she was appointed Chief Executive Officer. She is a Founding Member of the Central London Rough Sleepers Committee (“CLRSC”). The CLRSC provides meals and services to the homeless and socially vulnerable in Central London and has served 10,000 meals since its inception. In June 2015, Ms. Lopez joined the Board of Business for Social Progress, a new forum established by UCL's Institute for Global Prosperity, where business leaders discuss how to implement the United Nations Sustainable Development Goals in today’s business world. In January 2016, Ms. Lopez was appointed a Trustee of the award winning water charity Pump Aid, who have provided over 1.35 million of the poorest people in Sub Sahara Africa with clean water. Ms. Lopez holds a BA in Law from Winona State University, an MSc in Law & Finance from Queen Mary University, London and a MA in Management from the University of Westminster, London. In July 2016, she was chosen as the UK business magazine, Management Today’s, top 5 businesswomen in the UK under 35 years old.

Kazi Shahid FCA – Interim Chief Financial Officer

Mr. Shahid has over 20 years’ experience of working in private equity, asset management and investment banking. He began his career at Arthur Anderson and he qualified as chartered accountant (ACA) in April 1999. Mr. Shahid then joined The Capital Markets Company where he worked as a consultant on various projects with financial institutions based in New York, Abu Dhabi, Luxembourg and London. In 2001, he joined Investec Bank where he worked on a number of infrastructure transactions. Mr. Shahid joined Wachovia Bank in 2007 and ran a number of high profile leverage finance transactions. He joined Clearbook Capital Partners LLP in 2008 and most recently he served as CFO/COO, for 5 years, for Clearbrook’s financial services investment company in Luxembourg. Mr. Shahid became an FCA in April 2009 and holds a BA Honours (First Class) in Law and Accounting from Kingston University and is authorized and regulated by the UK Financial Conduct Authority.

The Company will utilize independent consultants and other key people as needed.

ADVISORY BOARD

An Advisory Board will be constructed at a later date.

EXECUTIVE COMPENSATION

The table below sets forth, for our last two fiscal years, the compensation earned by Ashley Lopez, Kazi Shahid, Stefan Allesch-Taylor CBE, and Matthew Gill, reflect income from our subsidiary, Department of Coffee and Social Affairs. Pankaj Rajani and Nami Shams compensation was earned with the Company. On September 1, 2016, Ms. Lopez and Messrs. Shahid, Allesch-Taylor and Gill were appointed to their respective positions with the Company. The Company has employment agreement with Ashley Lopez and a consulting agreement with a company controlled by Kazi Shahid.

27

						Option
			Deferred			and	All Other
Name and			Compen-		Stock	Warrant	Compen-
Principal Position		Salary	sation	Bonus	Awards	Awards	sation	Total

Ashley Lopez (1)	2016	$34,320	$-	$-	$-	$-	$-	$34,320
Chief Executive Officer	2015	$39,780	$-	$-	$-	$-	$-	$39,780
and President

Kazi Shahid (2)	2016	$-	$-	$-	$-	$-	$84,480	$84,480
Chief Financial Officer	2015	$-	$-	$-	$-	$-	$-	$-

Stefan Allesch-Taylor CBE (3)	2016	$-	$-	$-	$-	$-	$-	$-
Director	2015	$-	$-	$-	$-	$-	$-	$-

Matthew Gill (4)	2016	$-	$-	$-	$-	$-	$-	$-
Director	2015	$-	$-	$-	$-	$-	$-	$-

Pankaj Rajani (5)	2016	$-	$-	$-	$-	$-	$-	$-
Director	2015	$-	$-	$-	$-	$-	$-	$-

Nami Shams (6)	2016	$-	$-	$-	$-	$-	$-	$-
Director	2015	$-	$-	$-	$-	$-	$-	$-

______________

(1)	Ms. Lopez was appointed to all positions for the Company on September 1, 2016. Previously, Ms. Lopez was appointed to the same positions at Department of Coffee and Social Affairs Limited on January 1, 2015. Ms. Lopez initially began with the subsidiary on March 1, 2012. Ms. Lopez is an employee of the subsidiary.
(2)	Mr. Shahid was appointed to all positions for the Company on September 1, 2016. Previously, Mr. Shahid was appointed to the same positions at Department of Coffee and Social Affairs Limited on January 17, 2016. Mr. Shahid initially began with the subsidiary on January 17, 2016. Mr. Shahid is compensated as a consultant through his consulting company.
(3)	Mr. Allesch-Taylor was appointed to this position for the Company on September 1, 2016. Mr. Allesch-Taylor is the founder of the subsidiary.
(4)	Mr. Gill was appointed to this position for the Company on September 1, 2016. Mr. Gill initially began with the subsidiary on June 2, 2010.
(5)	Mr. Rajani was appointed to all positions on July 11, 2016 and resigned from all positions on September 1, 2016.
(6)	Mr. Shams was appointed to all positions on July 22, 2014 and resigned from all positions on July 8, 2016.

OPTION GRANTS

As of the date of this report we had not granted any options or stock appreciation rights to our named executive officers or directors.

COMPENSATION OF DIRECTORS

Our directors did not receive any compensation for their services as directors from our inception to the date of this report. We have no formal plan for compensating our directors for their services in the future in their capacity as directors, although such directors are expected in the future to receive options to purchase shares of our common stock as awarded by our Board of Directors or by any compensation committee that may be established.

PENSION, RETIREMENT OR SIMILAR BENEFIT PLANS

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

OTHER DIRECTORSHIPS

Other than as disclosed above, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

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BOARD OF DIRECTORS AND DIRECTOR NOMINEES

Since our Board of Directors does not include a majority of independent directors, the decisions of the Board regarding director nominees are made by persons who have an interest in the outcome of the determination. The Board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Unless otherwise determined, at any time not less than 90 days prior to the next annual Board meeting at which a slate of director nominees is adopted, the Board will accept written submissions from proposed nominees that include the name, address and telephone number of the proposed nominee; a brief statement of the nominee's qualifications to serve as a director; and a statement as to why the security holder submitting the proposed nominee believes that the nomination would be in the best interests of our security holders. If the proposed nominee is not the same person as the security holder submitting the name of the nominee, a letter from the nominee agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the Board, as well as a list of references.

The Board identifies director nominees through a combination of referrals from different people, including management, existing Board members and security holders. Once a candidate has been identified, the Board reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, Board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of the slate of director nominees submitted to security holders for election to the Board.

CONFLICTS OF INTEREST

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation's line of business; and

•	it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

SIGNIFICANT EMPLOYEES

Other than as described above, we do not expect any other individuals to make a significant contribution to our business except in regards to the projected expansion of operations.

LEGAL PROCEEDINGS

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Except as set forth in our discussion below in "Certain Relationships and Related Transactions, and Director Independence - Transactions with Related Persons," none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

AUDIT COMMITTEE AND CHARTER

We do not currently have an audit committee and have not adopted an audit committee charter.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Company does not have directors' and officers' liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers. The Company will obtain this insurance in the immediate future.

COMPENSATION COMMITTEE

We do not currently have a compensation committee of the Board of Directors or a committee performing similar functions. The Board of Directors as a whole participates in the consideration of executive officer and director compensation.

BOARD COMMITTEES

We expect our board of directors, in the future, to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. We intend to appoint such persons to committees of the board of directors as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek a listing on a national securities exchange.

CODE OF ETHICS

We intend to adopt a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, but have not done so to date due to our relatively small size. We intend to adopt a written code of ethics in the near future.

FAMILY RELATIONSHIPS

There are no family relationships among our officers, directors, or persons nominated for such positions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On September 1, 2016, we entered into and closed an Acquisition Agreement (the "Acquisition Agreement") among Department of Coffee and Social Affairs Limited (“DEPT-UK”), an United Kingdom private company, and Stefan Allesch-Taylor CBE, our chairman and the majority shareholder of DEPT-UK. Pursuant to the Acquisition Agreement, we received 99.8% of the issued and outstanding securities of DEPT-UK in exchange for the issuance to Mr. Allesch-Taylor of 170,000,000 shares of our common stock and the concurrent cancellation of 115,000,000 shares of our common stock held by Atlantik LP, whose owner was our former sole director and officer. Upon closing of the Acquisition Agreement, and the subsequent cancellation, we had 146,800,000 common shares issued and outstanding. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating us to issue any additional shares of our common stock.

As of August 31, 2016 and during the subsequent period there have been no other transactions and/or proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

DIRECTOR INDEPENDENCE

Our securities are quoted on the OTC Bulletin Board which does not have any director independence requirements. Once we engage further directors and officers, we plan to develop a definition of independence and scrutinize our Board of Directors with regard to this definition.

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LEGAL PROCEEDINGS

We are not aware of any material pending legal proceedings to which we are a party or of which our property is the subject. We also know of no proceedings to which any of our directors, officers or affiliates, or any registered or beneficial holders of more than 5% of any class of our securities, or any associate of any such director, officer, affiliate or security holder are an adverse party or have a material interest adverse to us.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our common stock is not traded on any exchange. Our common stock is quoted on OTC Bulletin Board, under the trading symbol "DCSA." Previously, our stock traded under “FWFH.” To date, there have been no trades of our common stock, and we cannot assure you that there will be a market in the future for our common stock.

OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

HOLDERS

As of the date of this report there were 10 holders of record of our common stock.

DIVIDENDS

To date, we have not paid dividends on shares of our common stock and we do not expect to declare or pay dividends on shares of our common stock in the foreseeable future. The payment of any dividends will depend upon our future earnings, if any, our financial condition, and other factors deemed relevant by our Board of Directors.

EQUITY COMPENSATION PLANS

As of the date of this report we did not have any equity compensation plans.

RECENT SALES OF UNREGISTERED SECURITIES

During the last three years, we completed the following sales of unregistered securities:

On September 1, 2016, we entered into and closed an Acquisition Agreement (the "Acquisition Agreement") among Department of Coffee and Social Affairs Limited (“DEPT-UK”), a United Kingdom private company, and Stefan Allesch-Taylor CBE, our chairman and the majority shareholder of DEPT-UK. Pursuant to the Acquisition Agreement, we received 99.8% of the issued and outstanding securities of DEPT-UK in exchange for the issuance to Mr. Allesch-Taylor of 170,000,000 shares of our common stock and the concurrent cancellation of 115,000,000 shares of our common stock held by Atlantik LP, whose owner was our former sole director and officer. Upon closing of the Acquisition Agreement, and the subsequent cancellation, we had 146,800,000 common shares issued and outstanding. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating us to issue any additional shares of our common stock.

We have not sold or issued any securities during the last three fiscal years without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemption(s) from such registration requirements.

Since our inception we have made no purchases of our equity securities.

DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

On July 8, 2016 our Board of Directors and the holders of a majority of our outstanding common stock approved the following amendments to our Article of Incorporation and capital structure:

1. an amendment to our Articles of Incorporation to change our name from FWF Holdings, Inc., to DOCASA, Inc.;

2. an amendment to change our fiscal year from July 31 to August 31.

We filed a Preliminary and a Definitive Information statement in respect of the amendments on August 4, 2016 and September 26, 2016, respectively, in accordance with Rule 14c and the provisions of Chapter 78 of the Nevada Revised Statutes.

Our authorized capital stock consists of 250,000,000 shares of common stock, $0.001 par value.

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COMMON STOCK

As of the date of this report we had 146,800,000 shares of our common stock issued and outstanding.

Holders of our common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. Our common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of our common stock are entitled to share equally in dividends from sources legally available, when, as and if declared by our Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets available for distribution to our security holders.

Our Board of Directors is authorized to issue additional shares of our common stock not to exceed the amount authorized by our Articles of Incorporation, on such terms and conditions and for such consideration as our Board may deem appropriate without further security holder action.

VOTING RIGHTS

Each holder of our Ordinary A Shares is entitled to one vote per share on all matters on which such stockholders are entitled to vote. The holders of our Ordinary B Shares and Preference Shares, do not have any voting rights. Since the Ordinary A Shares do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to our Board of Directors.

DIVIDEND POLICY

Holders of our common stock are entitled to dividends if declared by our Board of Directors out of funds legally available for the payment of dividends. From our inception to August 31, 2016, we did not declare any dividends.

We do not intend to issue any cash dividends in the future. We intend to retain earnings, if any, to finance the development and expansion of our business. However, it is possible that our management may decide to declare a stock dividend in the future. Our future dividend policy will be subject to the discretion of our Board of Directors and will be contingent upon future earnings, if any, our financial condition, our capital requirements, general business conditions and other factors.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Subject to the disclosure in Section 4.01 below, we have not had any changes in, or disagreements with, our accountants since our inception.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The only statute, charter provision, bylaw, contract, or other arrangement under which any controlling person, director or officer of us is insured or indemnified in any manner against any liability which he may incur in his capacity as such, is as follows:

* Chapter 78 of the Nevada Revised Statutes (the "NRS").

NEVADA REVISED STATUTES

Section 78.138 of the NRS provides for immunity of directors from monetary liability, except in certain enumerated circumstances, as follows:

"Except as otherwise provided in NRS 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030, or unless the Articles of Incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

(a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

(b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law."

Section 78.5702 of the NRS provides as follows:

1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a) is not liable pursuant to NRS 78.138; or

(b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

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2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

(a) is not liable pursuant to NRS 78.138; or

(b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

(i) On August 8, 2016, we formally informed PLS Certified Public Accountants of their dismissal as our independent registered public accounting firm.

(ii) The reports of PLS Certified Public Accountants on our financial statements as of and for the fiscal years ended July 31, 2015contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii) Our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv) During the fiscal year ended July 31, 2015, and through each subsequent period, there have been no disagreements with PLS Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PLS Certified Public Accountants would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v) We requested that PLS Certified Public Accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by PLS Certified Public Accountants is filed as Exhibit 16.1 to Form 8-K as filed on August 16, 2016.

(b) New independent registered public accounting firm

On September 1, 2016, we engaged Green & Company, CPAs, as our new independent registered public accounting firm. Green & Company, CPAs completed the audit for the periods ended August 31, 2016 and 2015 for Department of Coffee and Social Affairs Limited and DOCASA, Inc. for the year ended July 31, 2016, and the subsequent Form 10-QT. During the period prior to engagement, we had not consulted with Green & Company, CPAs regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us:
(a) a written report, or (b) oral advice that Green & Company, CPAs concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01, 2.01, and 3.02 of this Current Report on Form 8-K/A, which disclosure is incorporated into this Items 1.01, 2.01, and 5.01 by reference. In connection with our acquisition of Department of Coffee and Social Affairs Limited, and the corresponding issuance of our common shares to Stefan Allesch-Taylor CBE, our chairman, as of the date of this Current Report, Mr. Allesch-Taylor owns 243,312 shares of our Ordinary A Shares, or 99.8% of our voting securities.

ITEM 5.03 AMENDMENTS TO CERTIFICATE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Information set forth in Item 2.01 of this Current Report on Form 8-K/A is incorporated by reference into this Item 5.03. Prior to the transaction described in Item 2.01 our fiscal year end was July 31, 2016. As a result of the accounting treatment described in Item 2.01 our financial information is reflected as of August 31, 2016.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The Company was not a shell company prior to the acquisition and the status did not change.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), our audited financial statements for December 3, 2016 are incorporated into this Current Report starting on page F-1 of this Current Report.

(d) Exhibits.

See the Exhibit Index following the signature page of this Registration Statement, which Exhibit Index is incorporated herein by reference.

Number	Description

4.1	Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1, filed on July 22, 2013)
4.2	Bylaws (incorporated by reference to our Registration Statement on Form S-1, filed on July 22, 2013)
10.1	Share Exchange Agreement dated November 6, 2014 (incorporated by reference to our Form 10-Q/A for the period ended December 31, 2014, filed on September 10, 2015)
10.2

Audit for the Period Ended November 6, 2014 of DOCASA, Inc. (f/k/a FWF Holdings, Inc.), the private company (incorporated by reference to our Form 10-Q/A for the period ended December 31, 2014, filed on September 10, 2015)

10.3	Certificate of Amendment, Change of Name (incorporated by reference to our Form 8-K filed on August 16, 2016)
10.4	Certificate of Amendment, Change of Fiscal Year (incorporated by reference to our Form 8-K filed on August 16, 2016)
10.5	Acquisition Agreement between DOCASA, Inc. (f/k/a FWF Holdings, Inc.) and Department of Coffee and Social Affairs Ltd. (incorporated by reference to our Form 8-K filed on September 6, 2016)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCASA, INC.

Date: December 2, 2016	By:	/s/ Ashley Lopez
Ashley Lopez Principal Executive Officer

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